                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

================================================================================

                       Telemundo Holdings, Inc., as Issuer

                                       and

                        The Bank of New York, as Trustee

                              ---------------------

                                    INDENTURE

                           Dated as of August 10, 2001

                              --------------------

                11 1/2% Senior Discount Notes Due 2008, Series C

                11 1/2% Senior Discount Notes Due 2008, Series D

================================================================================

           Reconciliation and tie between Trust Indenture Act of 1939, as amended, and this Indenture

Trust Indenture                                        Indenture
    Act Section                                          Section
---------------                                        ----------

ss.310    (a)(1) ...................................   6.05, 6.09
          (a)(2) ...................................   6.05, 6.09
          (a)(3) ...................................   6.05
          (a)(4) ...................................   6.05
          (a)(5) ...................................   6.05, 6.09
          (b) ......................................   6.05, 6.08, 6.10
          (c) ......................................   Not Applicable
ss.311    (a) ......................................   6.07
          (b) ......................................   6.07
          (c) ......................................   Not Applicable
ss.312    (a) ......................................   3.05, 7.01
          (b) ......................................   7.02
          (c) ......................................   7.02
ss.313    (a) ......................................   7.03
          (b) ......................................   6.07, 7.03
          (c) ......................................   7.03
          (d) ......................................   7.03
ss.314    (a) ......................................   7.04, 10.09
          (b) ......................................   Not Applicable
          (c)(1) ...................................   1.04, 4.04, 11.01, 12.01
          (c)(2) ...................................   1.04, 4.04, 11.01, 12.01
          (c)(3) ...................................   Not Applicable
          (d) ......................................   Not Applicable
          (e) ......................................   1.04. 10.21
          (f) ......................................   Not Applicable
ss.315    (a) ......................................   6.01(a)
          (b) ......................................   6.02
          (c) ......................................   6.01(b)
          (d) ......................................   6.01(c)
          (e) ......................................   5.14
ss.316    (a) (last sentence) ......................   3.14
          (a)(1)(A) ................................   5.12
          (a)(1)(B) ................................   5.13
          (a)(2) ...................................   9.02
          (b) ......................................   5.08
          (c) ......................................   9.07
ss.317    (a)(1) ...................................   5.03
          (a)(2) ...................................   5.04
          (b) ......................................   10.03
ss.318    (a) ......................................   1.08

                                TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
PARTIES ...........................................................................................................................1
RECITALS ..........................................................................................................................1

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.     Definitions .....................................................................................................1
Section 1.02.     Other Definitions ..............................................................................................19
Section 1.03.     Rules of Construction ..........................................................................................20
Section 1.04.     Form of Documents Delivered to Trustee .........................................................................20
Section 1.05.     Acts of Holders ................................................................................................21
Section 1.06.     Notices, etc., to the Trustee and Telemundo Holdings ...........................................................21
Section 1.07.     Notice to Holders; Waiver ......................................................................................22
Section 1.08.     Conflict with Trust Indenture Act ..............................................................................22
Section 1.09.     Effect of Headings and Table of Contents .......................................................................22
Section 1.10.     Successors and Assigns .........................................................................................22
Section 1.11.     Separability Clause ............................................................................................23
Section 1.12.     Benefits of Indenture ..........................................................................................23
Section 1.13.     Governing Law ..................................................................................................23
Section 1.14.     No Recourse Against Others .....................................................................................23
Section 1.15.     Independence of Covenants ......................................................................................23
Section 1.16.     Exhibits .......................................................................................................23
Section 1.17.     Counterparts ...................................................................................................23
Section 1.18.     Duplicate Originals ............................................................................................23

                                  ARTICLE TWO
                                   NOTE FORMS

Section 2.01.     Form and Dating ................................................................................................24

                                 ARTICLE THREE
                                   THE NOTES

Section 3.01.     Title and Terms ................................................................................................24
Section 3.02.     Registrar and Paying Agent .....................................................................................25
Section 3.03.     Execution and Authentication ...................................................................................25
Section 3.04.     Temporary Notes ................................................................................................26
Section 3.05.     Transfer and Exchange ..........................................................................................27
Section 3.06.     Mutilated, Destroyed, Lost and Stolen Notes ....................................................................27
Section 3.07.     Payment of Interest; Interest Rights Preserved .................................................................28
Section 3.08.     Persons Deemed Owners ..........................................................................................29
Section 3.09.     Cancellation ...................................................................................................29
Section 3.10.     Computation of Interest ........................................................................................29
Section 3.11.     Legal Holidays .................................................................................................29
Section 3.12.     CUSIP and ISIN Numbers .........................................................................................29

                                                                                                                                Page
                                                                                                                                ----
Section 3.13.     Paying Agent To Hold Money in Trust ............................................................................30
Section 3.14.     Treasury Notes .................................................................................................30
Section 3.15.     Deposits of Monies .............................................................................................30
Section 3.16.     Book-Entry Provisions for Global Notes .........................................................................30
Section 3.17.     Special Transfer Provisions ....................................................................................31

                                  ARTICLE FOUR
                       DEFEASANCE OR COVENANT DEFEASANCE

Section 4.01.     Telemundo Holdings' Option To Effect Defeasance or Covenant Defeasance .........................................33
Section 4.02.     Legal Defeasance ...............................................................................................33
Section 4.03.     Covenant Defeasance ............................................................................................34
Section 4.04.     Conditions to Legal Defeasance or Covenant Defeasance ..........................................................34
Section 4.05.     Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions ............36
Section 4.06.     Reinstatement ..................................................................................................36

                                  ARTICLE FIVE
                                    REMEDIES

Section 5.01.     Events of Default ..............................................................................................37
Section 5.02.     Acceleration of Maturity, Rescission and Annulment .............................................................38
Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Trustee ................................................39
Section 5.04.     Trustee May File Proofs of Claims ..............................................................................39
Section 5.05.     Trustee May Enforce Claims Without Possession of Notes .........................................................40
Section 5.06.     Application of Money Collected .................................................................................40
Section 5.07.     Limitation on Suits ............................................................................................41
Section 5.08.     Unconditional Right of Holders To Receive Accreted Value, Premium and Interest .................................41
Section 5.09.     Restoration of Rights and Remedies .............................................................................41
Section 5.10.     Rights and Remedies Cumulative .................................................................................42
Section 5.11.     Delay or Omission Not Waiver ...................................................................................42
Section 5.12.     Control by Majority ............................................................................................42
Section 5.13.     Waiver of Past Defaults ........................................................................................42
Section 5.14.     Undertaking for Costs ..........................................................................................43
Section 5.15.     Waiver of Stay, Extension or Usury Laws ........................................................................43

                                  ARTICLE SIX
                                  THE TRUSTEE

Section 6.01.     Certain Duties and Responsibilities ............................................................................43
Section 6.02.     Notice of Defaults .............................................................................................44
Section 6.03.     Certain Rights of Trustee ......................................................................................44
Section 6.04.     Trustee Not Responsible for Recitals, Dispositions of Notes or Application of Proceeds Thereof .................45
Section 6.05.     Trustee and Agents May Hold Notes; Collections; Etc ............................................................46
Section 6.06.     Money Held in Trust ............................................................................................46
Section 6.07.     Compensation and Indemnification of Trustee and Its Prior Claim ................................................46
Section 6.08.     Conflicting Interests ..........................................................................................47

                                                                                                                                Page
                                                                                                                                ----
Section 6.09.     Corporate Trustee Required; Eligibility ........................................................................47
Section 6.10.     Resignation and Removal; Appointment of Successor Trustee ......................................................47
Section 6.11.     Acceptance of Appointment by Successor .........................................................................48
Section 6.12.     Merger, Conversion, Amalgamation, Consolidation or Succession to Business ......................................49

                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND HOLDINGS

Section 7.01.     Preservation of Information; Telemundo Holdings to Furnish Trustee Names and Addresses of Holders ..............49
Section 7.02.     Communications of Holders ......................................................................................50
Section 7.03.     Reports by Trustee .............................................................................................50

                                 ARTICLE EIGHT
                  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

Section 8.01.     Merger and Consolidation .......................................................................................50
Section 8.02.     Successor Substituted ..........................................................................................51

                                  ARTICLE NINE
                      SUPPLEMENTAL INDENTURES AND WAIVERS

Section 9.01.     Supplemental Indentures, Agreements and Waivers Without Consent of Holders .....................................51
Section 9.02.     Supplemental Indentures, Agreements and Waivers with Consent of Holders ........................................52
Section 9.03.     Execution of Supplemental Indentures, Agreements and Waivers ...................................................53
Section 9.04.     Effect of Supplemental Indentures ..............................................................................53
Section 9.05.     Conformity with Trust Indenture Act ............................................................................53
Section 9.06.     Reference in Notes to Supplemental Indentures ..................................................................53
Section 9.07.     Record Date ....................................................................................................54
Section 9.08.     Revocation and Effect of Consents ..............................................................................54

                                  ARTICLE TEN
                                   COVENANTS

Section 10.01.    Payment of Principal, Premium and Interest .....................................................................54
Section 10.02.    Maintenance of Office or Agency ................................................................................54
Section 10.03.    Money for Note Payments To Be Held in Trust ....................................................................55
Section 10.04.    Corporate Existence ............................................................................................56
Section 10.05.    Payment of Taxes and Other Claims ..............................................................................56
Section 10.06.    Maintenance of Properties ......................................................................................56
Section 10.07.    Insurance ......................................................................................................56
Section 10.08.    Books and Records ..............................................................................................57
Section 10.09.    SEC Reports ....................................................................................................57
Section 10.10.    Change of Control ..............................................................................................57
Section 10.11.    Limitation on Indebtedness .....................................................................................60
Section 10.12.    Statement by Officers as to Default ............................................................................62

                                                                                                                                Page
                                                                                                                                ----
Section 10.13.    Limitation on Restricted Payments ..............................................................................62
Section 10.14.    Limitation on Affiliate Transactions ...........................................................................64
Section 10.15.    Limitation on Sales of Assets and Subsidiary Stock .............................................................65
Section 10.16.    Limitation on Liens ............................................................................................67
Section 10.17.    Limitation on Sale/Leaseback Transactions ......................................................................68
Section 10.18.    Limitation on Asset Swaps ......................................................................................68
Section 10.19.    Limitation on Restrictions on Distributions from Restricted Subsidiaries .......................................69
Section 10.20.    Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries .................................69
Section 10.21.    Compliance Certificates and Opinions ...........................................................................70
Section 10.22.    Amendment of Affiliation Agreement .............................................................................70
Section 10.23.    Calculation of Original Issue Discount .........................................................................70

                                 ARTICLE ELEVEN
                           SATISFACTION AND DISCHARGE

Section 11.01.    Satisfaction and Discharge of Indenture ........................................................................71
Section 11.02.    Application of Trust Money .....................................................................................71

                                 ARTICLE TWELVE
                                   REDEMPTION

Section 12.01.    Notices to the Trustee .........................................................................................72
Section 12.02.    Selection of Notes To Be Redeemed ..............................................................................72
Section 12.03.    Notice of Redemption ...........................................................................................72
Section 12.04.    Effect of Notice of Redemption .................................................................................73
Section 12.05.    Deposit of Redemption Price ....................................................................................73
Section 12.06.    Notes Redeemed or Purchased in Part ............................................................................73

Exhibit A-1    -  Form of Series C Note
Exhibit A-2    -  Form of Series D Note
Exhibit B      -  Form of Legend for Book-Entry Securities
Exhibit C      -  Form of Certificate To Be Delivered in Connection with Transfers Pursuant to Regulation S

          INDENTURE, dated as of August 10, 2001, between Telemundo Holdings, Inc., a corporation incorporated under the laws of the State of Delaware ("Telemundo Holdings"), as issuer, and The Bank of New York, as trustee (the
  ------------------
"Trustee").
 -------

                                    RECITALS

          Telemundo Holdings has duly authorized the creation of an issue of (i) 11 1/2% Senior Discount Notes Due 2008, Series C (the "Initial Notes"), and (ii)
                                                       -------------
11 1/2% Senior Discount Notes Due 2008, Series D, to be issued in exchange for the Initial Notes and the 1998 Notes (as defined herein) pursuant to the Registration Rights Agreement (the "Exchange Notes" and, together with the
                                    --------------
Initial Notes, the "Notes", treated as a single class of securities under this
                    -----
Indenture), of substantially the tenor and amount hereinafter set forth, and to provide therefor Telemundo Holdings has duly authorized the execution and delivery of this Indenture.

          All things necessary have been done to make the Notes, when executed by Telemundo Holdings, and authenticated and delivered hereunder and duly issued by Telemundo Holdings, the valid obligations of Telemundo Holdings and to make this Indenture a valid agreement of each of Telemundo Holdings and the Trustee in accordance with the terms hereof.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders (as hereinafter defined) of the Notes, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.01. Definitions.
                        -----------

          "Accreted Value" means, as of any date (the "Specified Date"), the
           --------------                              --------------
amount provided below for each $1,000 principal amount at maturity of Notes:

          (i) if the Specified Date occurs on one of the following dates (each, a "Semi-Annual Accrual Date"), the Accreted Value will equal the amount set
        ------------------------
     forth below for such Semi-Annual Accrual Date:

          SEMI-ANNUAL ACCRUAL DATE                                ACCRETED VALUE
          ------------------------                                --------------
          February 15, 2001 ...................................       756.13
          August 15, 2001 .....................................       799.61
          February 15, 2002 ...................................       845.59
          August 15, 2002 .....................................       894.21
          February 15, 2003 ...................................       945.63
          August 15, 2003 .....................................     1,000.00

          (ii) if the Specified Date occurs before the first Semi-Annual Accrual Date, the Accreted Value will equal the sum of (a) the original issue price of a Note and (b) an amount equal to the product of (1) the Accreted Value for the first Semi-Annual Accrual Date less such original issue price multiplied by (2) a fraction, the numerator of which is the number of days from the Issue Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days elapsed from the Issue Date to the first Semi-Annual Accrual Date, using a 360-day year of twelve 30-day months;

          (iii) if the Specified Date occurs between two Semi-Annual Accrual Dates, the Accreted Value will equal the sum of (a) the Accreted Value for the Semi-Annual Accrual Date immediately preceding such Specified Date and
     (b) an amount equal to the product of (1) the Accreted Value for the immediately following Semi-Annual Accrual Date less the Accreted Value for the immediately preceding Semi-Annual Accrual Date multiplied by (2) a fraction, the numerator of which is the number of days from the immediately preceding Semi-Annual Accrual Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; or

          (iv) if the Specified Date occurs after the last Semi-Annual Accrual Date, the Accreted Value will equal $1,000.

          "Acquired Indebtedness" means Indebtedness of any Person existing at
           ---------------------
the time such Person becomes a Restricted Subsidiary or at the time it merges or consolidates with Telemundo Holdings or any Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person and not Incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary or such merger, consolidation or acquisition.

          "Acquired Person" means, with respect to any specified Person, any
           ---------------
other Person which merges with or into or becomes a Subsidiary of such specified Person.

          "Acquisition" means (i) any capital contribution (by means of
           -----------
transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by Telemundo Holdings or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Capital Stock of any other Person by Telemundo Holdings or any Restricted Subsidiary, in either case, pursuant to which such Person shall become a Restricted Subsidiary or shall be consolidated, merged with or into Telemundo Holdings or any Restricted Subsidiary or (ii) any acquisition by Telemundo Holdings or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or division or a line of business of such Person or which is otherwise outside of the ordinary course of business.

          "Additional Assets" means (i) any property or assets (other than
           -----------------
Indebtedness and Capital Stock) in a Related Business, (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by Telemundo Holdings or another Restricted Subsidiary or
(iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that any such Restricted Subsidiary described in clause (ii) or (iii) above is primarily engaged in a Related Business.

          "Affiliate" of any specified Person means any other Person, directly
           ---------
or indirectly, Controlling or Controlled by or under direct or indirect common Control with such specified Person.

          "Affiliation Agreement" means the Umbrella Affiliation Agreement, the
           ---------------------
Cable Payments Agreement and the Station Affiliation Agreements, each as amended from time to time in accordance with Section 10.22 hereof.

          "amend" means amend, supplement, modify, restate, amend and restate,
           -----
renew or extend, including successively; and "amended," "amending" and
                                              -------    --------
"amendment" have meanings correlative thereto.
 ---------

          "Asset Disposition" means any sale, lease, transfer or other
           -----------------
disposition (or series of related sales, leases, transfers or dispositions) by Telemundo Holdings or any Restricted Subsidiary, including any disposition by means of a merger or consolidation (each referred to for the purposes of this definition as a "disposition"), of (i) any shares of Capital Stock of a
                 -----------
Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than Telemundo Holdings or a Restricted Subsidiary), (ii) all or substantially all the assets (other than Capital Stock of an Unrestricted Subsidiary) of any division or line of business of Telemundo Holdings or any Restricted Subsidiary, or (iii) any other assets (other than Capital Stock of an Unrestricted Subsidiary) of Telemundo Holdings or any Restricted Subsidiary outside of the ordinary course of business of Telemundo Holdings or such Restricted Subsidiary (other than, in the case of (i), (ii) and (iii) above, (x) a disposition by a Restricted Subsidiary to Telemundo Holdings or by Telemundo Holdings or a Restricted Subsidiary to a Restricted Subsidiary and (y) for purposes of Section 10.15 only, a disposition that constitutes a Restricted Payment permitted by Section 10.13 or a disposition specifically excepted from the definition of Restricted Payments); provided, however, that Asset Disposition shall not include (a) a transaction or series of related transactions for which Telemundo Holdings or its Restricted Subsidiaries receive aggregate consideration less than or equal to $1.0 million,
(b) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of Telemundo Holdings as permitted under Section 8.01; (c) Asset Swaps permitted under Section 10.18; (d) a disposition of Temporary Cash Investments; (e) the Network Sale; and (f) any transaction constituting a Change of Control.

          "Asset Swap" means the execution of a definitive agreement, subject
           ----------
only to governmental approval and other customary closing conditions, that Telemundo Holdings in good faith believes will be satisfied, for a substantially concurrent purchase and sale, or exchange, of Productive Assets between Telemundo Holdings or any Restricted Subsidiary and another Person or group of Persons; provided that any amendment to or waiver of any closing condition which individually or in the aggregate is material to the Asset Swap will be deemed to be a new Asset Swap; provided, however, that the cash and other assets to be received by Telemundo Holdings or such Restricted Subsidiary which do not constitute Productive Assets do not constitute more than 25% of the total consideration to be received by Telemundo Holdings or such Restricted Subsidiary in such Asset Swap.

          "Attributable Debt" in respect of a Sale/Leaseback Transaction means,
           -----------------
as at the time of determination, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended) or until the earliest date on which the lessee may terminate such lease without penalty.

          "Average Life" means, as of the date of determination, with respect to
           ------------
any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

          "Bank Credit Agreement" means the Amended and Restated Credit
           ---------------------
Agreement, dated as of June 1, 2001 among Telemundo Group, Inc., as borrower, Telemundo Holdings, as guarantor, Credit Suisse First Boston, as administrative agent, collateral agent and issuing bank, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and its affiliate, as syndication agent and lender, respectively, and the lenders party thereto, together with the related documents thereto (including, without limitation, any guarantees, agreements and security documents), in each case, as such agreements, in whole or in part, may be amended, increased (but only so long as such increase is permitted under the terms of this Indenture) or Refinanced in whole or in part by one or more separate agreements.

          "Bankruptcy Law" means Title 11, United States Code or any similar
           --------------
federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or the law of any other jurisdiction relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Bankruptcy Order" means any court order made in a proceeding pursuant
           ----------------
to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, receivership, winding-up, dissolution, reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

          "Bastion" means Bastion Capital Fund, L.P., Bastion Partners L.P. and
           -------
Bastion Management Corp. (the "Original Bastion Entities") and/or any other
                               -------------------------
Person with respect to which the investment decisions as to the exercise of voting or consensual rights and other material decisions are ultimately controlled by substantially the same individual or individuals at the time controlling such decisions as to any of the Original Bastion Entities (including, without limitation, such individual or individuals themselves.)

          "BCF" means BCF Media, LLC, a Delaware limited liability company and
           ---
subsidiary of Bastion.

          "Board of Directors" means the Board of Directors of Telemundo
           ------------------
Holdings or any committee thereof duly authorized to act on behalf of such Board of Directors.

          "Board Resolution" means a copy of a resolution certified by the
           ----------------
Secretary or an Assistant Secretary of Telemundo Holdings to have been duly adopted by the Board of Directors of Telemundo Holdings and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each day which is not a Legal Holiday.
           ------------

          "BV Capital" means Bron-Villanueva Capital, LLC, a Delaware limited
           ----------
liability company.

          "Cable Payments Agreement" means the Memorandum of Agreement dated the
           ------------------------
August 12, 1998 between Telemundo Network and Telemundo Group regarding certain cable payments, as amended from time to in accordance with Section 10.22 hereof.

          "Capital Lease Obligations" means an obligation that is required to be
           -------------------------
classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity and excluding any Network Rights (as defined in the Stockholders' Agreement).

          "Change of Control" has the meaning given such term in Section 10.10
           -----------------
hereof.

          "Change of Control Offer" means an offer to purchase all outstanding
           -----------------------
Notes pursuant to Section 10.10 hereof.

          "Chicago Joint Venture Agreement" means the Amended and Restated
           -------------------------------
Partnership Agreement of Video 44, dated as of February 26, 1996, by and among Essaness Theatres Corporation, Telemundo of Chicago, Inc. and Video 44 Acquisition Corp., Inc., as in effect on the date of this Indenture.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Consolidated EBITDA" for any period means the sum of Consolidated Net
           -------------------
Income plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Expense, (b) all income tax expense of Telemundo Holdings and the Restricted Subsidiaries, (c) depreciation expense, (d) amortization expense and (e) all other non-cash items reducing such Consolidated Net Income (excluding any non-cash item to the extent it represents an accrual of, or reserve for, cash disbursement for any subsequent period) less all non-cash items increasing such Consolidated Net Income (such amount calculated pursuant to this clause (e) not to be less than zero), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization of, a Subsidiary of Telemundo Holdings shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be paid as a dividend to Telemundo Holdings by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders.

          "Consolidated Interest Expense" means, for any period, the total
           -----------------------------
interest expense, net of interest income, of Telemundo Holdings and its consolidated Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, plus, to the extent not included in such total interest expense, and to the extent Incurred by Telemundo Holdings or any Restricted Subsidiary, (i) interest expense attributable to Capital Lease Obligations, (ii) amortization of debt discount and debt issuance costs, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs associated with Hedging Obligations (including amortization of fees), (vii) Preferred Stock dividends in respect of all Preferred Stock held by Persons other than Telemundo Holdings or a Restricted Subsidiary and (viii) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is guaranteed by Telemundo Holdings or any Restricted Subsidiary minus, to the extent included, (x) any amortization or write-off or deferred financing costs of Telemundo Holdings and the Restricted Subsidiaries during such period and (y) any charge related to any penalty or premium paid in connection with Refinancing any Indebtedness of Telemundo Holdings or any Restricted Subsidiary prior to its Stated Maturity.

          "Consolidated Leverage Ratio" means the ratio of (a) the Total
           ---------------------------
Consolidated Indebtedness as of the date of calculation (the "Determination
                                                              -------------
Date") to (b) the Consolidated EBITDA for the most recent four consecutive
----
fiscal quarters for which financial information is available immediately preceding such Determination Date (the "Measurement Period"). For purposes of
                                        ------------------
calculating Consolidated EBITDA for the Measurement Period immediately prior to the relevant Determination Date, (I) any Person that is a Restricted Subsidiary on the Determination Date (or would become a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated EBITDA) will be deemed to have been a Restricted Subsidiary at all times during such Measurement Period, (II) any Person that is not a Restricted Subsidiary on such Determination Date (or would cease to be a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated EBITDA) will be deemed not to have been a Restricted Subsidiary at any time during such Measurement Period or after the end of such period and on or prior to such Determination Date, and (III) if Telemundo Holdings or any Restricted Subsidiary shall have in any manner (x) acquired (through an Acquisition or the commencement of activities constituting an operating business or asset) or (y) disposed of (by way of an Asset Disposition or the Network Sale or the termination or discontinuance of activities constituting such operating business or asset) any operating business or asset during such Measurement Period or after the end of such period and on or prior to such Determination Date, such calculation will be made on a pro forma basis as if, in the case of an Acquisition or the commencement of activities constituting such operating business or asset, all such transactions had been consummated on the first day of such Measurement Period and, in the case of an Asset Disposition or the Network Sale or termination or discontinuance of activities constituting such operating business or asset, all such transactions had been consummated prior to the first day of such Measurement Period (it being understood that in calculating Consolidated EBITDA the exclusions set forth in clauses (i) through
(vi) of the definition of Consolidated Net Income shall apply to an Acquired Person as if it were a Restricted Subsidiary).

          "Consolidated Net Income" means, for any period, the net income of
           -----------------------
Telemundo Holdings and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income of any Person if such Person is not a Restricted Subsidiary, except that (A) subject to the exclusion contained in clause (iv) below, Telemundo Holdings' equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period (or, in the case of Video 44, in respect of such period pursuant to the Chicago Joint Venture Agreement) to Telemundo Holdings or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Restricted Subsidiary, to the limitations contained in clause (iii) below) and (B) Telemundo Holdings' equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income up to the aggregate amount invested by Telemundo Holdings or any Restricted Subsidiary in such Person; (ii) any net income (or loss) of any Person acquired by Telemundo Holdings or a Subsidiary of Telemundo Holdings in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income of any Restricted Subsidiary to the extent that such Restricted Subsidiary is subject to restrictions (other than the Permitted Restrictions), directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to Telemundo Holdings, except that (A) subject to the exclusion contained in clause
(iv) below, Telemundo Holdings' equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to Telemundo Holdings or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in this clause) and (B) Telemundo Holdings' equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain or loss realized upon the sale or other disposition of any assets of Telemundo Holdings or its consolidated Subsidiaries (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Capital Stock of any Person; (v) extraordinary gains or losses; and (vi) the cumulative effect of a change in accounting principles.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" have meanings correlative thereto.
               -----------       ----------

          "Corporate Trust Office" means the principal office of the Trustee at
           ----------------------
which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, New York, New York 10286, or at any other time at such other address as the Trustee may designate from time to time by notice to Telemundo Holdings and the Noteholders.

          "Council Tree" means Council Tree Hispanic Broadcasters II, L.L.C., a
           ------------
Delaware limited liability company.

          "Cumulative Consolidated Interest Expense" means, as at any date of
           ----------------------------------------
determination, Consolidated Interest Expense during the period (taken as a single accounting period) commencing on August 12, 1998 and ending on the last day of the most recent fiscal quarter immediately preceding the date of determination for which consolidated financial information of Telemundo Holdings is available.

          "Cumulative EBITDA" means, as at any date of determination, the
           -----------------
positive cumulative Consolidated EBITDA realized during the period (taken as a single accounting period) commencing on August 12, 1998 and ending on the last day of the most recent fiscal quarter immediately preceding the date of determination for which consolidated financial information of Telemundo Holdings is available or, if such cumulative Consolidated EBITDA for such period is negative, the negative amount by which cumulative Consolidated EBITDA is less than zero.

          "Currency Agreement" means with respect to any Person any foreign
           ------------------
exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

          "Custodian" means any receiver, interim receiver, receiver and
           ---------
manager, receiver-manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Depositary" means The Depository Trust Company, its nominees and
           ----------
their respective successors.

          "Disqualified Stock" means, with respect to any Person, any Capital
           ------------------
Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock, or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the 91st day following the Stated Maturity of the Notes; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Notes shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the provisions of Section 10.10 and Section 10.15.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchange Notes" means the 11 1/2% Senior Discount Notes Due 2008,
           --------------
Series D, to be issued in exchange for the Initial Notes and the 1998 Notes pursuant to the Registration Rights Agreement.

          "Exchange Offer" has the meaning specified in the Registration Rights
           --------------
Agreement.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect from time to time applied on a consistent basis for all applicable periods, including those set forth (i) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) in statements and pronouncements of the Financial Accounting Standards Board, (iii) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (iv) in the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

          "Global Notes" means one or more permanent global notes in registered
           ------------
form representing the aggregate principal amount of Notes sold in reliance on Rule 144A and Regulation S under the Securities Act.

          "Guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb (and the participle formed therefrom) shall have a correlative meaning. The term "guarantor" shall mean any Person Guaranteeing any obligation.

          "Hedging Obligations" of any Person means the obligations of such
           -------------------
Person determined in accordance with GAAP pursuant to any Interest Rate Agreement or Currency Agreement.

          "Holder" or "Noteholder" means the Person in whose name a Note is
           ------      ----------
registered on the Registrar's books.

          "Incur" means issue, assume, Guarantee, incur or otherwise become
           -----
liable for Indebtedness; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" has a correlative meaning thereto. Neither the accrual of interest nor the accretion of principal of a non-interest bearing or other discount security shall be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of
           ------------
determination (without duplication), (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon, or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee (exclusive of endorsements of negotiable instruments in the ordinary course of business) but only to the extent of the lesser of the amount of such obligations and the maximum liability of such Person for the payment of such obligations; (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons se-cured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (viii) to the extent not otherwise included in this definition, Hedging Obligations of such Person (it being understood that Indebtedness shall not include ordinary course payment obligations (not described in the foregoing clauses (i) through (viii)) pursuant to a Local Marketing Agreement). For purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such Disqualified Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided, however, that for purposes of calculating the amount of any non-interest bearing or other discount security, such indebtedness shall be deemed to be the principal amount thereof that would be shown on the balance sheet of the issuer dated such date prepared in accordance with GAAP.

          "Indenture" means this instrument as originally executed (including
           ---------
all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Indenture Obligations" means the obligations of Telemundo Holdings
           ---------------------
under this Indenture or under the Notes, to pay principal of, premium, if any, and interest on the Notes when due and payable, whether at maturity, by acceleration, call for redemption or repurchase or otherwise, and all other amounts due or to become due under or in connection with this Indenture or the Notes and the performance of all other obligations to the Trustee (including, but not limited to, payment of all amounts due the Trustee under Section 6.07 hereof) and the Holders of the Notes under this Indenture and the Notes, according to the terms thereof.

          "Initial Notes" means the 11 1/2% Senior Discount Notes Due 2008,
           -------------
Series C, of Telemundo Holdings.

          "Initial Purchasers" means Credit Suisse First Boston Corporation and
           ------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          "interest" means, with respect to the Notes, the sum of any cash
           --------
interest and any Liquidated Damages on the Notes.

          "Interest Payment Date" means, when used with respect to any Note, the
           ---------------------
Stated Maturity of an installment of interest on such Note, as set forth in such Note.

          "Interest Rate Agreement" means any interest rate swap agreement,
           -----------------------
interest rate cap agreement or other financial agreement or arrangement designed solely to protect Telemundo Holdings or any Restricted Subsidiary against fluctuations in interest rates.

          "Investment" in any Person means any direct or indirect advance, loan
           ----------
(other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the Person making the advance or loan) or other extensions of credit (including by way of guarantee or similar arrangement or negotiable instruments held for collection) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person.

          "Issue Date" means August 10, 2001, the date of original issuance of
           ----------
the Notes.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking
           -------------
institutions in the State of New York are authorized or required by law to close. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record shall not be affected.

          "Liberty" means Liberty Media Corporation and its successors,
           -------
TeleCommunications Inc. and its successors, and their respective Affiliates.

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Liquidated Damages" has the meaning given to such term in the
           ------------------
Registration Rights Agreement.

          "Local Marketing Agreement" means a local marketing arrangement, sale
           -------------------------
agreement, time brokerage agreement, management agreement or similar arrangement pursuant to which a Person: (a) obtains the right to sell at least a majority of the advertising inventory of a television station on behalf of a third party;
(b) purchases at least a majority of the air time of a television station to exhibit programming and sell advertising time; (c) manages the selling operations of a television station with respect to at least a majority of the advertising inventory of such station; (d) manages the acquisition of programming for a television station; (e) acts as a program consultant for a television station; or (f) manages the operation of a television station generally.

          "Maturity Date" means, with respect to any Note, the date specified in
           -------------
such Note as the fixed date on which the principal of such Note is due and payable.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Net Available Cash" from an Asset Disposition means cash payments
           ------------------
received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form) in each case net of: (i) all legal, title and recording tax expenses, brokerage commissions, underwriting discounts or commissions or sales commissions and other reasonable fees and expenses (including, without limitation, fees and expenses of counsel, accountants and investment bankers) related to such Asset Disposition or converting to cash any other proceeds received, and any relocation and severance expenses as a result thereof, and all federal, state, provincial, foreign and local taxes attributable to such Asset Disposition; (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition or made in order to obtain a necessary consent to such Asset Disposition or to comply with applicable law; (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition; and (iv) appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Asset Disposition and retained by Telemundo Holdings or any Restricted Subsidiary after such Asset Disposition, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Disposition. Further, with respect to an Asset Disposition by a Subsidiary which is not a Wholly Owned Restricted Subsidiary, Net Available Cash shall be reduced pro rata for the portion of the equity of such Subsidiary which is not owned by Telemundo Holdings.

          "Net Cash Proceeds," with respect to any issuance or sale of Capital
           -----------------
Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Network Sale" means the sale by Telemundo Group of its network
           ------------
operations to Telemundo Network pursuant to the Network Sale Agreement.

          "Network Sale Agreement" means the Purchase Agreement dated as of
           ----------------------
August 12, 1998, among Telemundo Group, Telemundo Network, Inc. and Telemundo Network.

          "1998 Indenture" means the indenture dated as of August 12, 1998
           --------------
between Telemundo Holdings and The Bank of New York (as successor to Bank of Montreal Trust Company), as trustee, under which the 1998 Notes were issued.

          "1998 Notes" means Telemundo Holdings' outstanding 11 1/2 % senior
           ----------
discount notes due 2008 originally issued on August 12, 1998, and the notes issued in exchange therefor pursuant to a registration rights agreement dated as of August 12, 1998 between Telemundo Holdings and the initial purchasers of the 1998 Notes.

          "Non-U.S. Person" has the meaning assigned to such term in
           ---------------
Regulation S.

          "Notes" has the meaning specified in the recitals of this Indenture.
           -----

          "Offering Circular" means the Offering Circular, dated July 30, 2001,
           -----------------
relating to, among other things, the offering and placement of the Initial
Notes.

          "Officer" means, with respect to Telemundo Holdings, the Chairman of
           -------
the Board, a Vice Chairman, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer.

          "Officers' Certificate" means a certificate signed by the Chairman of
           ---------------------
the Board, a Vice Chairman, the President the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or a Vice President, and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, of Telemundo Holdings, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel who may be
           ------------------
counsel for Telemundo Holdings or the Trustee, and who shall be reasonably acceptable to the Trustee.

          "Outstanding" means, as of the date of determination, all Notes
           -----------
theretofore authenticated and delivered under this Indenture, except:

          (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than Telemundo Holdings or any Affiliate thereof) in trust or set aside and segregated in trust by Telemundo Holdings or any Affiliate thereof (if Telemundo Holdings or such Affiliate shall act as Paying Agent) for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Notes with respect to which Telemundo Holdings has effected defeasance or covenant defeasance as provided in Article Four, to the extent provided in Sections 4.02 and 4.03 hereof; and

          (d) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of Telemundo Holdings;

provided, however, that in determining whether the Holders of the requisite principal amount at maturity of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by Telemundo Holdings or any other obligor upon the Notes or any Affiliate of Telemundo Holdings or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Telemundo Holdings shall notify the Trustee, in writing, when it repurchases or otherwise acquires Notes and of the aggregate principal amount at maturity of such Notes so repurchased or otherwise acquired. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not Telemundo Holdings or any other obligor upon the Notes or any Affiliate of Telemundo Holdings or such other obligor. If the Paying Agent holds, in its capacity as such, on any Maturity Date or Redemption Date money sufficient to pay all accrued interest and principal with respect to such Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes cease to be Outstanding and interest on them ceases to accrue. Notes may also cease to be Outstanding to the extent expressly provided in Article Four.

          "Permitted Holders" means (i) Bastion, (ii) Liberty, (iii) Sony
           -----------------
Pictures and (iv) any transferee of the shares of Capital Stock of Telemundo Holdings (or any rights to purchase any such Capital Stock) owned by Station Partners on the date of this Indenture in accordance with the express provisions of the Stockholders' Agreement.

          "Permitted Investment" means (i) any Investment in Telemundo Holdings
           --------------------
or any Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Person is a Related Business; (ii) an Investment in any Person, if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, Telemundo Holdings or any Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business; (iii) Temporary Cash Investments; (iv) receivables owing to Telemundo Holdings or any Restricted Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as Telemundo Holdings or any such Restricted Subsidiary deems reasonable under the circumstances; (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;
(vi) loans or advances to officers and employees made in the ordinary course of business consistent with past practices of Telemundo Holdings or such Restricted Subsidiary; (vii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to Telemundo Holdings or any Restricted Subsidiary or in satisfaction of judgments or pursuant to a plan of reorganization or similar arrangement upon the bankruptcy or insolvency of trade debtors or customers of Telemundo Holdings or any Restricted Subsidiary or upon the foreclosure, perfection or enforcement of a Lien in favor of Telemundo Holdings or any Restricted Subsidiary that arose in the ordinary course of business of Telemundo

Holdings or such Restricted Subsidiary; (viii) an Investment in any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 10.15; (ix) an Investment in a joint venture, any Person engaged in a Related Business or any Unrestricted Subsidiary; provided that the aggregate amount of all such Investments outstanding at any time shall not exceed $35 million; (x) Hedging Obligations entered into in compliance with the terms of this Indenture; (xi) an Investment held by any Person on the date such Person becomes a Restricted Subsidiary so long as such Investments were not made in contemplation of such acquisition; (xii) an Investment in any Person with which Telemundo Holdings or any Restricted Subsidiary has entered into, or has an agreement that, subject to consummation of such agreement, entitles Telemundo Holdings or any Restricted Subsidiary to enter into a Local Marketing Agreement and in any Person created by such a Local Market Agreement; provided that the aggregate amount of all such Investments, together with the aggregate amount of Indebtedness Incurred pursuant to clause (b)(12) of Section 10.11, shall not exceed $10 million at any time outstanding; (xiii) any Investment made with Qualified Stock or acquired as a capital contribution to Telemundo Holdings; and (xiv) any Investment required by Section 3.5(a) of the Chicago Joint Venture Agreement.

          "Permitted Liens" means, with respect to any Person, (a) Liens
           ---------------
incurred or pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits or cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, performance bonds and other obligations of a like nature incurred in the ordinary course of business, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business; (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings; (c) Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review or time for appeal has not yet expired; (d) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings; (e) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Indebtedness; (f) survey exceptions, encumbrances, easements or reservations of or rights of others for licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (g) Liens securing an Interest Rate Agreement so long as the related Indebtedness is, and is permitted under this Indenture to be, secured by a Lien on the same property securing the Interest Rate Agreement; (h) Liens securing Currency Agreements so long as the related Indebtedness is, and is permitted under this Indenture to be, secured by a Lien on the same property securing such Currency Agreement; (i) Liens in favor of Telemundo Holdings and its Wholly Owned Restricted Subsidiaries; (j) Liens relating to any license of intellectual property entered into in the ordinary course of business (including programming agreements); (k) Liens pursuant to Local Marketing Agreements and not securing any Indebtedness; (l) minor imperfections of, or encumbrances on, title that do not impair the value of property for its intended use; and (m) Liens, leases and subleases of real property which do not interfere with the ordinary conduct of the business of such Person, and which are made on customary and usual terms applicable to similar properties.

          "Permitted Restrictions" means (i) the encumbrances or restrictions
           ----------------------
contained in the Bank Credit Agreement as in effect on the date of this Indenture or as thereafter amended in a manner no less favorable to the Holders in any material respect as determined in good faith by the Board of Directors of Telemundo Holdings and (ii) any encumbrance or restriction contained in any other agreement governing Indebtedness of any Restricted Subsidiary permitted under this Indenture which encumbrance or restriction does not prohibit

(except upon a default or event of default thereunder) the payment of dividends in an amount sufficient to cover scheduled payments of cash interest on the Notes.

          "Person" means any individual, corporation, limited liability company,
           ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Physical Notes" means any certificate for the Notes registered in the
           --------------
name of the Holder thereof and not subject to the book-entry provisions of
Section 3.16.

          "Preferred Stock," as applied to the Capital Stock of any corporation,
           ---------------
means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "principal" of a Note means the principal of the Note plus the
           ---------
premium, if any, payable on the Note which is due or overdue or is to become due at the relevant time.

          "Private Exchange Notes" has the meaning specified in the Registration
           ----------------------
Rights Agreement.

          "Private Placement Legend" shall mean the first paragraph of the
           ------------------------
legend initially set forth in the Notes in the form set forth in Exhibit A-1.
                                                                 -----------

          "Productive Assets" means assets used or useful in the ownership or
           -----------------
operation of a Related Business of Telemundo Holdings or any Restricted Subsidiary, including any and all licenses, franchises and assets related thereto.

          "Public Equity Offering" means an underwritten public offering of
           ----------------------
common stock of Telemundo Holdings pursuant to an effective registration statement under the Securities Act that yields not less than $25.0 million in gross proceeds, which for purposes of the provisions described under Section 2 of the Notes only shall be a primary offering for the account of Telemundo Holdings.

          "Purchase Money Indebtedness" means any Indebtedness incurred in the
           ---------------------------
ordinary course of business by a Person to finance the cost (including the cost of construction) of an item of assets, the amount of which Indebtedness does not exceed the sum of (i) 100% of the lesser of such cost or the fair market value of such assets, as determined in good faith by the Board of Directors of Telemundo Holdings, and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning
           -----------------------------      ---
specified in Rule 144A.

          "Qualified Stock" means any Capital Stock of Telemundo Holdings that
           ---------------
is not Disqualified Stock.

          "redeem" means redeem, repurchase, defease or otherwise acquire or
           ------
retire for value; and "redemption" and "redeemed" have correlative meanings
                       ----------       --------
thereto.

          "Redemption Date" means, with respect to any Note or part thereof to
           ---------------
be redeemed, the date fixed by Telemundo Holdings for such redemption pursuant to this Indenture and the Notes.

          "Redemption Price" means, with respect to any Note or part thereof to
           ----------------
be redeemed, the price fixed for such redemption pursuant to the terms of this Indenture and the Notes, plus accrued and unpaid interest thereon, if any, to the Redemption Date.

          "Refinance" means refinance, renew, extend, replace, defease or
           ---------
refund, in whole or in part, including successively; and "Refinancing" and
                                                          -----------
"Refinanced" have correlative meanings thereto.
 ----------

          "Refinancing Indebtedness" means Indebtedness that Refinances any
           ------------------------
Indebtedness of Telemundo Holdings or any Restricted Subsidiary existing on the Issue Date or Incurred in compliance with this Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced and (iii) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; provided, further, however, that Refinancing Indebtedness shall not include (x) Indebtedness of a Restricted Subsidiary that Refinances Indebtedness of Telemundo Holdings or (y) Indebtedness of Telemundo Holdings or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement dated as of the Issue Date between Telemundo Holdings and the Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Regular Record Date" means the Regular Record Date specified in the
           -------------------
Notes.

          "Regulation S" means Regulation S under the Securities Act (including
           ------------
any successor regulation thereto), as it may be amended from time to time.

          "Regulation S Note" means a Physical Note issued pursuant to Section
           -----------------
3.17 in transfers in accordance with Regulation S.

          "Related Business" means any business related, ancillary or
           ----------------
complementary to the businesses of Telemundo Holdings, Telemundo Group or any of its Subsidiaries or Telemundo Network on the Issue Date.

          "Responsible Officer" means, when used with respect to the Trustee,
           -------------------
any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Note" means a Note that constitutes a "restricted
           ---------------
security" within the meaning of Rule 144(a)(3) under the Securities Act or a Regulation S Note; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Note.

          "Restricted Payment" with respect to any Person means (i) the
           ------------------
declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person), other than dividends or distributions payable solely in Qualified Stock and dividends or distributions payable to Telemundo Holdings or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of Telemundo Holdings held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of Telemundo Holdings (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Qualified Stock), (iii) with respect to Telemundo Holdings, the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying of a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition), or (iv) the making of any Investment in any Person (other than a Permitted Investment), including by designation of any Subsidiary as an Unrestricted Subsidiary.

          "Restricted Subsidiary" means any Subsidiary of Telemundo Holdings
           ---------------------
that is not an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act (including any
           ---------
successor regulation thereto), as it may be amended from time to time.

          "Sale/Leaseback Transaction" means an arrangement relating to property
           --------------------------
now owned or hereafter acquired whereby Telemundo Holdings or a Restricted Subsidiary transfers such property to a Person and Telemundo Holdings or a Restricted Subsidiary leases it from such Person.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Secured Indebtedness" means any Indebtedness of Telemundo Holdings
           --------------------
secured by a Lien.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated by the SEC thereunder.

          "Sharing Agreement" means the agreement dated August 12, 1998 between
           -----------------
Telemundo Holdings and Telemundo Network , pursuant to which they share certain facilities, equipment and administrative services, as in effect from time to time.

          "Significant Subsidiary" means any Restricted Subsidiary that would be
           ----------------------
a "Significant Subsidiary" of Telemundo Holdings within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

          "Sony Pictures" means Sony Pictures Entertainment Inc. and its
           -------------
successors, Sony Corporation of America and its successors, and their respective Affiliates.

          "Special Record Date" means, with respect to the payment of any
           -------------------
Defaulted Interest, a date fixed by the Trustee pursuant to Section 3.07 hereof.

          "Stated Maturity" means, with respect to any security, the date
           ---------------
specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          "Station Affiliation Agreements" means the several Station Affiliation
           ------------------------------
Agreements dated August 12, 1998, between Telemundo Network and certain Subsidiaries of Telemundo Group and any other agreement in substantially the same form with respect to any future television station of Telemundo Group or any Restricted Subsidiary.

          "Stockholders' Agreement" means the Amended and Restated Stockholders'
           -----------------------
Agreement dated May 31, 2001 among Telemundo Communications, Station Partners, Sony Pictures, Liberty, Council Tree, BCF, Villanueva, The Bron 2000 Trust, TLMD LLC, Bastion and BV Capital.

          "Subordinated Obligation" means any Indebtedness of Telemundo Holdings
           -----------------------
(whether outstanding on the Issue Date or thereafter incurred) which is subordinate or junior in right of payment to the Notes pursuant to a written agreement to that effect.

          "Subsidiary" means, in respect of any Person, any corporation,
           ----------
association, limited liability company, limited or general partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person, or (iii) one or more Subsidiaries of such Person.

          "S&P" means Standard & Poor's Ratings Group.
           ---

          "Telemundo Communications" means Telemundo Communications Group, Inc.,
           ------------------------
a Delaware corporation.

          "Telemundo Group" means Telemundo Group, Inc., a Delaware corporation.
           ---------------

          "Telemundo Holdings" means the person named as "Telemundo Holdings" in
           ------------------
the first paragraph of this Indenture, until a successor person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Telemundo Holdings" shall mean such successor person.

          "Telemundo Holdings Request" or "Telemundo Holdings Order" means a
           --------------------------      ------------------------
written request or order signed in the name of Telemundo Holdings by any one of its Chairman of the Board, its Vice-Chairman, its Chief Executive Officer, its President or a Vice President, and by its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

          "Telemundo Network" means Telemundo Network Group LLC, a Delaware
           -----------------
limited liability company of which, 67% of the membership interests are owned directly or indirectly by a wholly owned subsidiary of Telemundo Group and 33% are owned directly or indirectly by one or more Controlled Affiliates of Sony Pictures.

          "Temporary Cash Investments" means any of the following: (i) any
           --------------------------
investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof; (ii) investments in time deposit accounts, demand deposits, Eurodollar deposits, certificates of deposit and money market deposits maturing within 365 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor; (iii) purchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above; (iv) investments in commer-cial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than an Affiliate of Telemundo Holdings) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P2" (or higher) according to Moody's or "A2" (or higher) according to S&P; (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or "A" by Moody's; and (vi) investments in money market funds that make investments in instruments of the type described in clauses (i) through (v) above in accordance with the regulations of the SEC under the Investment Company Act of 1940, as amended.

          "The Bron 2000 Trust" means The Bron 2000 Trust, a trust governed by
           -------------------
California law.

          "Total Consolidated Indebtedness" means, as at any date of
           -------------------------------
determination, an amount equal to the aggregate amount of all Indebtedness of Telemundo Holdings and the Restricted Subsidiaries outstanding on a consolidated basis as of such date of determination, after giving pro forma effect to any Incurrence of Indebtedness and the application of the proceeds, including the repayment of any Indebtedness, therefrom giving rise to such determination.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939,
           -------------------      ---
as amended.

          "Trustee" means the person named as the "Trustee" in the first
           -------
paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Umbrella Affiliation Agreement" means the Memorandum of Agreement
           ------------------------------
dated August 12, 1998 between the Telemundo Network and Telemundo Group regarding, among other things, revenue sharing, as amended from time to time in accordance with Section 10.22 hereof.

          "Unrestricted Notes" means one or more Notes that do not and are not
           ------------------
required to bear the Private Placement Legend in the form set forth in Exhibit
                                                                       -------
A-1, including, without limitation but with certain exceptions, the Exchange
---
Notes.

          "Unrestricted Subsidiary" means (i) any Subsidiary of Telemundo
           -----------------------
Holdings that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of Telemundo Holdings in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. Video 44 shall be deemed to have been designated an Unrestricted Subsidiary as of August 12, 1998. The Board of Directors of Telemundo Holdings may designate any Subsidiary of Telemundo Holdings (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, Telemundo Holdings or any other Subsidiary of Telemundo Holdings that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 10.13. The Board of Directors of Telemundo Holdings may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (x) if such Unrestricted Subsidiary at such time has Indebtedness, Telemundo Holdings could Incur $1.00 of additional Indebtedness under paragraph (a) of Section 10.11 and (y) no Default shall have occurred and be continuing. Any such designation by the Board of Directors of Telemundo Holdings shall be evidenced by Telemundo Holdings to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S. Government Obligations" means securities that are (x) direct
           ---------------------------
obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          "Video 44" means Video 44, an Illinois general partnership formed
           --------
under the Chicago Joint Venture Agreement.

          "Villanueva" means Villanueva Investments, Inc., a California
           ----------
corporation.

          "Voting Stock" of a Person means all classes of Capital Stock or other
           ------------
interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all
           ----------------------------------
the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than Telemundo Holdings or a Restricted Subsidiary) is owned by Telemundo Holdings or one or more Wholly Owned Restricted Subsidiaries.

          Section 1.02. Other Definitions.
                        -----------------

                                                                    Defined in
          Term                                                        Section
          ----                                                       --------
          "Act"                                                          1.05
          "Affiliate Transaction"                                       10.14
          "Agent Member"                                                 3.16
          "Asset Disposition Offer"                                     10.15
          "Asset Disposition Offer Purchase Date"                       10.15
          "Change of Control Date"                                      10.10
          "Change of Control Payment Date"                              10.10
          "covenant defeasance"                                          4.03
          "Defaulted Interest"                                           3.07
          "Defeased Notes"                                               4.01
          "Distribution Compliance Period"                               3.17
          "Event of Default"                                             5.01
          "insolvent person"                                             4.04
          "legal defeasance"                                             4.02
          "Note Register"                                                3.05
          "Other Debt"                                                  10.15
          "Paying Agent" or "Agent"                                      3.02
          "Receipt Date"                                                10.15
          "Registrar"                                                    3.02
          "Successor Company"                                            8.01

          Incorporation by Reference
          --------------------------

          Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference herein and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;

          "indenture security holder" means a Holder of a Note;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" means the Trustee; and

          "obligor" on the notes means Telemundo Holdings or any other obligor on the Notes.

          All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by the Trust Indenture Act reference to another statute or defined by SEC rule under the Trust Indenture Act have the meanings so assigned to them.

          Section 1.03. Rules of Construction.
                        ---------------------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) all references to "$" or "dollars" refer to the lawful currency of the United States of America; and

          (f) the words "include," "included" and "including" as used herein are deemed in each case to be followed by the phrase "without limitation."

          Section 1.04. Form of Documents Delivered to Trustee.
                        --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of Telemundo Holdings may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Telemundo Holdings stating that the information with respect to such factual matters is in the possession of Telemundo Holdings, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

          Section 1.05. Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to Telemundo Holdings. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and Telemundo Holdings, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note or the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or Telemundo Holdings in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 1.06. Notices, etc., to the Trustee and Telemundo Holdings.
                        ----------------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by Telemundo Holdings shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at 101 Barclay Street, New York, New York 10286 or to any other address previously furnished in writing to the Holders and Telemundo Holdings by the Trustee; or

          (b) Telemundo Holdings by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to Telemundo Holdings addressed to it at c/o Telemundo Group, Inc., 2290 West 8th Avenue, Hialeah, Florida 33010, Attention: Glenn Dryfoos, Esq., or at any other address previously furnished in writing to the Trustee by Telemundo Holdings.

          Section 1.07. Notice to Holders; Waiver.
                        -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 1.08. Conflict with Trust Indenture Act.
                        ---------------------------------

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

          If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          Section 1.09. Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings herein, the cross-reference table and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.10. Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Indenture by Telemundo Holdings shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee shall bind its successors and assigns, whether so expressed or not.

          Section 1.11. Separability Clause.
                        -------------------

          In case any provision in this Indenture or in the Notes issued pursuant hereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.12. Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Notes issued pursuant hereto, express or implied, shall give to any person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.13. Governing Law.
                        -------------

          THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 1.14. No Recourse Against Others.
                        --------------------------

          No recourse for the payment of the principal of, premium, if any, or interest on any of the Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of Telemundo Holdings in this Indenture, or in any of the Notes or because of the creation of any Indebtedness represented hereby, will be had against any incorporator, stockholder, officer, director, employee, affiliate or controlling person of Telemundo Holdings or any successor Person or affiliate thereof. Each Holder, by accepting the Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          Section 1.15. Independence of Covenants.
                        -------------------------

          All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

          Section 1.16. Exhibits.
                        --------

          All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

          Section 1.17. Counterparts.
                        ------------

          This Indenture may be executed in any number of counterparts and by telecopier, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 1.18. Duplicate Originals.
                        -------------------

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                                   ARTICLE TWO

                                   NOTE FORMS

          Section 2.01. Form and Dating.
                        ---------------

          The Notes and the Trustee's certificate of authentication with respect thereto shall be in substantially the forms set forth, or referenced, in Exhibit
                                                                         -------
A-1 and Exhibit A-2, respectively, annexed hereto, with such appropriate
---     -----------
insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with the rules of the Depositary, any clearing agency or any securities exchange or as may, consistent herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof.

          The definitive Notes shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note shall be dated the date of its issuance and shall show the date of its authentication. The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Indenture.

                                  ARTICLE THREE

                                    THE NOTES

          Section 3.01. Title and Terms.
                        ---------------

          The aggregate principal amount at maturity of the Notes which may be authenticated and delivered under this Indenture is limited to $131,162,000 aggregate principal amount at maturity plus up to $218,838,000 aggregate principal amount at maturity of the 1998 Notes exchanged for Exchange Notes pursuant to the Registration Rights Agreement (up to a maximum, collectively, of $350,000,000 aggregate principal amount at maturity), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.03, 3.04, 3.05, 3.06, 9.06, 10.10 or 10.15 hereof. The Initial Notes, the Private Exchange Notes and the Unrestricted Notes are treated as a single class of securities under the Indenture.

          The Notes will mature on August 15, 2008. The Notes will accrete at a rate of 11 1/2% per annum to 100% of the principal amount at maturity by August 15, 2003. No cash interest will accrue on the Notes prior to August 15, 2003. Cash interest will accrue on the Notes at a rate per annum of 11 1/2% from August 15, 2003, or from the most recent Interest Payment Date to which interest has been paid. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          Section 3.02. Registrar and Paying Agent.
                        --------------------------

          Telemundo Holdings shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency (which shall be located in the Borough of
 ---------
Manhattan in The City of New York, State of New York) where Notes may be presented for payment (the "Paying Agent" or "Agent") and an office or agency
                            ------------      -----
where notices and demands to or upon Telemundo Holdings in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. Telemundo Holdings may have one or more co-registrars and one or more additional paying agents. The term "Paying
                                                                       ------
Agent" or "Agent" includes any additional paying agent. Telemundo Holdings may
-----      -----
act as its own Paying Agent, except for the purposes of payments on account of principal on the Notes pursuant to Sections 10.10 and 10.15 hereof.

          Telemundo Holdings shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such Agent. Telemundo Holdings shall notify the Trustee of the name and address of any such Agent. If Telemundo Holdings fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 6.07 hereof.

          Telemundo Holdings initially appoints the Trustee as the Registrar and Paying Agent and agent for service of notices and demands in connection with the Notes.

          Section 3.03. Execution and Authentication.
                        ----------------------------

          The Initial Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 hereto. The Exchange Notes and
                                      -----------
the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit A-2 hereto. The Notes may have such
                             -----------
appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with the rules of the Depositary, any clearing agency or any securities exchange or as may, consistent herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Telemundo Holdings shall approve the final form of the Notes. Each Note shall be dated the date of issuance and shall show the date of its authentication.

          The terms and provisions contained in the Notes annexed hereto as Exhibits A-1 and A-2 shall constitute, and are hereby expressly made, a part of
------------     ---
this Indenture and, to the extent applicable, Telemundo Holdings and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          The Notes shall be issued initially in the form of one or more Global Notes, substantially in the form set forth in Exhibit A-1, deposited with the
                                              -----------
Trustee, as custodian for the Depositary, duly executed by Telemundo Holdings and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit B. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided.

          Notes issued in exchange for interests in a Global Note pursuant to
Section 3.17 hereof may be issued in the form of permanent certificated Notes in registered form in substantially the form set forth in Exhibit A-1.
                                                       -----------

          Two Officers shall sign, or one Officer shall sign and one Officer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Notes for Telemundo Holdings by manual or facsimile signature.

          If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

          The Trustee shall authenticate (i) Initial Notes for aggregate principal amount at maturity of the Notes not to exceed $131,162,000 aggregate principal amount at maturity at any time, (ii) Private Exchange Notes from time to time only in exchange for a like principal amount at maturity of Initial Notes and (iii) Unrestricted Notes from time to time only in exchange for (A) a like principal amount at maturity of Initial Notes, (B) a like principal amount at maturity of Private Exchange Notes or (C) a like principal amount at maturity of 1998 Notes, in each case upon a written order of an authorized Officer of Telemundo Holdings. Each such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes, Private Exchange Notes or Unrestricted Notes and whether (subject to this Section 3.03) the Notes are to be issued as Physical Notes or Global Notes and such other information as the Trustee may reasonably request.

          Notwithstanding the foregoing, all Notes issued under this Indenture shall vote and consent together on all matters (as to which any of such Notes may vote or consent) as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

          The Trustee may appoint an authenticating agent reasonably acceptable to Telemundo Holdings to authenticate Notes. Unless otherwise provided in the appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Telemundo Holdings and Affiliates of Telemundo Holdings.

          The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 principal amount at maturity and any integral multiple thereof.

          Section 3.04. Temporary Notes.
                        ---------------

          Until definitive Notes are prepared and ready for delivery, Telemundo Holdings may execute and upon a Telemundo Holdings Order the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes, in any authorized denominations, but may have variations that Telemundo Holdings reasonably considers appropriate for temporary Notes as conclusively evidenced by Telemundo Holdings' execution of such temporary Notes.

          If temporary Notes are issued, Telemundo Holdings will cause definitive Notes to be prepared without unreasonable delay but in no event later than the date that the Exchange Offer is consummated. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of Telemundo Holdings designated for such purpose pursuant to Section 10.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, Telemundo Holdings shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of like tenor and of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

          Section 3.05. Transfer and Exchange.
                        ---------------------

          Telemundo Holdings shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 hereof being sometimes referred to herein as the "Note Register") in which, subject to such
                                     -------------
reasonable regulations as the Registrar may prescribe, Telemundo Holdings shall provide for the registration of Notes and of transfers and exchanges of Notes. The Trustee is hereby initially appointed Registrar for the purpose of registering Notes and transfers of Notes as herein provided.

          Subject to Sections 3.16 and 3.17, when Notes are presented to the Registrar or a co-Registrar with a request from the Holder of such Notes to register the transfer or exchange for an equal principal amount at maturity of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if all applicable legal requirements are satisfied; provided, however, that every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer or exchange in form satisfactory to Telemundo Holdings and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. Whenever any Notes are so presented for exchange, Telemundo Holdings shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. No service charge shall be made to the Noteholder for any registration of transfer or exchange. Telemundo Holdings may require from the Noteholder payment of a sum sufficient to cover any transfer taxes or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 3.04, 9.06, 10.10, 10.15 or
12.02 hereof (in which events Telemundo Holdings will be responsible for the payment of all such taxes which arise solely as a result of the transfer or exchange and do not depend on the tax status of the Holder). The Trustee shall not be required to exchange or register the transfer of any Note for a period of 15 days immediately preceding the first mailing of notice of redemption of Notes to be redeemed or of any Note selected, called or being called for redemption or repurchase except, in the case of any Note where public notice has been given that such Note is to be redeemed in part, the portion thereof not to be redeemed.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Telemundo Holdings, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Any Holder of a beneficial interest in a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Notes may be effected only through a book-entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Note shall be required to be reflected in a book-entry system.

          Section 3.06. Mutilated, Destroyed, Lost and Stolen Notes.
                        -------------------------------------------

          If a mutilated Note is surrendered to the Trustee or if the Holder of a Note of any series claims that the Note has been lost, destroyed or wrongfully taken, Telemundo Holdings shall execute and, upon a Telemundo Holdings Order, the Trustee shall authenticate and deliver, a replacement Note of like tenor and principal amount, bearing a number not contemporaneously outstanding if the Holder of such Note so requests before Telemundo Holdings has notice that the Note has been acquired by a protected purchaser, furnishes to Telemundo Holdings and to the Trustee evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Note and an indemnity bond shall be posted by such Holder, sufficient in the judgment of Telemundo Holdings or the Trustee, as the case may be, to protect Telemundo Holdings, the Trustee or any Agent from any loss that any of them may suffer if such Note is replaced. Telemundo Holdings may charge such Holder for Telemundo Holdings' expenses in replacing such Note (including (i) expenses of the Trustee charged to Telemundo Holdings and (ii) any tax or other governmental charge that may be imposed) and the Trustee may charge Telemundo Holdings for the Trustee's expenses in replacing such Note. If a Note is replaced pursuant to this Section 3.06, it ceases to be Outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a protected purchaser.

          Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of Telemundo Holdings, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 3.07. Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to
                     ------------------
the Holder on the Regular Record Date; and such Defaulted Interest may be paid by Telemundo Holdings, at its election in each case, as provided in subsection
(a) or (b) below:

          (a) Telemundo Holdings may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Telemundo Holdings shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time Telemundo Holdings shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this subsection (a). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify Telemundo Holdings in writing of such Special Record Date. In the name and at the expense of Telemundo Holdings, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

          (b) Telemundo Holdings may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after written notice given by Telemundo Holdings to the Trustee of the proposed payment pursuant to this subsection (b), such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

          Section 3.08. Persons Deemed Owners.
                        ---------------------

          Prior to due presentment for registration of transfer of any Note, Telemundo Holdings, the Trustee and any agent of Telemundo Holdings or the Trustee may treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07 hereof) interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and neither Telemundo Holdings, the Trustee nor any agent of Telemundo Holdings or the Trustee shall be affected by notice to the contrary.

          Section 3.09. Cancellation.
                        ------------

          All Notes surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. Telemundo Holdings may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which Telemundo Holdings may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer or exchange, redemption or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of in accordance with the Trustee's procedures for the disposition of cancelled securities in effect as of the date of such disposition and certification of their disposition shall be delivered to Telemundo Holdings. The Trustee shall provide Telemundo Holdings a list of all Notes that have been canceled from time to time as requested by Telemundo Holdings.

          Section 3.10. Computation of Interest.
                        -----------------------

          Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 3.11. Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal, premium, if any, or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or at the Stated Maturity, as the case may be. In such event, no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity, as the case may be, to the next succeeding Business Day and, with respect to any Interest Payment Date, interest for the period from and after such Interest Payment Date shall accrue with respect to the next succeeding Interest Payment Date.

          Section 3.12. CUSIP and ISIN Numbers.
                        ----------------------

          Telemundo Holdings in issuing the Notes may use "CUSIP" and "ISIN" numbers (if then generally in use), and if so, the Trustee shall use the CUSIP or ISIN numbers, as the case may be, in notices of re-demption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, as the case may be, printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. Telemundo Holdings shall promptly notify the Trustee in writing of any change in the CUSIP or ISIN number of any type of Notes.

          Section 3.13. Paying Agent To Hold Money in Trust.
                        -----------------------------------

          Each Paying Agent shall hold in trust for the benefit of the Noteholders or the Trustee all money held by the Paying Agent for the payment of Accreted Value, premium, if any, or interest on the Notes, and shall notify the Trustee of any default by Telemundo Holdings in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. Telemundo Holdings at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default, upon a Telemundo Holdings Order to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          Section 3.14. Treasury Notes.
                        --------------

          In determining whether the Holders of the requisite principal amount at maturity of Outstanding Notes have given any request, demand, authorization, direction, waiver, consent or notice hereunder, Notes owned by Telemundo Holdings or any other obligor upon the Notes or any Affiliate of Telemundo Holdings or such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Telemundo Holdings shall notify the Trustee, in writing, when it repurchases or otherwise acquires Notes, of the aggregate principal amount at maturity of such Notes so repurchased or otherwise acquired.

          Section 3.15. Deposits of Monies.
                        ------------------

          Prior to 12:00 Noon New York City time on each Interest Payment Date, Redemption Date, Change of Control Payment Date, Asset Disposition Offer Purchase Date and Stated Maturity, Telemundo Holdings shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Change of Control Payment Date, Asset Disposition Offer Purchase Date and Stated Maturity, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Change of Control Payment Date, Asset Disposition Offer Purchase Date and Stated Maturity, as the case may be.

          Section 3.16. Book-Entry Provisions for Global Notes.
                        --------------------------------------

          (a) The Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Exhibit B. Members of, or participants in, the Depositary (each an "Agent
---------                                                           -----
Member") shall have no rights under this Indenture with respect to any Global
------
Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary may be treated by Telemundo Holdings, the Trustee and any agent of Telemundo Holdings or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Telemundo Holdings, the Trustee or any agent of Telemundo Holdings or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

          (b) Transfers of Global Notes shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depositary and the provisions of Sections 3.03 and 3.17 hereof. In addition, Physical Notes shall be transferred to all beneficial owners, in exchange for their beneficial interests in Global Notes if (i) the Depositary notifies Telemundo Holdings that it is unwilling or unable to continue as Depositary for any Global Note, or if at any time it ceases to be a "Clearing Agency" registered under the Exchange Act, and in either case a successor Depositary is not appointed by Telemundo Holdings within 90 days, (ii) Telemundo Holdings in its discretion at any time determines not to have all of the Notes represented by Global Notes or (iii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Physical Notes.

          (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount at maturity of the Global Note in an amount equal to the principal amount at maturity of the beneficial interest in the Global Note to be transferred, and Telemundo Holdings shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and principal amount of authorized denominations.

          (d) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and Telemundo Holdings shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount at maturity of Physical Notes of like tenor of authorized denominations.

          (e) Any Physical Note constituting a Restricted Note delivered in exchange for an interest in a Global Note pursuant to subparagraph (b), (c) or
(d) of this Section 3.16 shall, except as otherwise provided by Section 3.17 hereof, bear the Private Placement Legend.

          (f) The Holder of any Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

          Section 3.17. Special Transfer Provisions.
                        ---------------------------

          (a) Transfers to Non-U.S. Persons. The following additional provisions
              -----------------------------
shall apply with respect to the registration of any proposed transfer of an Initial Note to any Non-U.S. Person:

          (i) the Registrar shall register the transfer of any Initial Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date; provided, however, that neither Telemundo Holdings nor any Affiliate of Telemundo Holdings has held any beneficial interest in such Note, or portion thereof, at any time on or prior to the second anniversary of the Issue Date and such transfer can otherwise be lawfully made under the Securities Act without registering such Initial Notes thereunder or (y) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto;
                                  ---------

          (ii) if the proposed transferor is an Agent Member seeking to transfer an interest in a Global Note, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause

     (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and a decrease in the principal amount of the Global Note from which such interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred; and

          (iii) until the 41st day after the Issue Date (the "Distribution
                                                              ------------
     Compliance Period"), an owner of a Regulation S Note may not transfer such
     -----------------
     interest to a transferee that is a U.S. person or for the account or benefit of a U.S. person within the meaning of Rule 902(o) of the Securities Act.

          (b) Transfers to QIBs. The following provisions shall apply with
              -----------------
respect to the registration of any proposed transfer of an Initial Note to a QIB (excluding Non-U.S. Persons):

          (i) the Registrar shall register the transfer of any Initial Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date; provided, however, that neither Telemundo Holdings nor any Affiliate of Telemundo Holdings has held any beneficial interest in such Note, or portion thereof, at any time on or prior to the second anniversary of the Issue Date and such transfer can otherwise be lawfully made under the Securities Act without registering such Initial Note thereunder or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised Telemundo Holdings and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised Telemundo Holdings and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Telemundo Holdings as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          (ii) if the proposed transferee is an Agent Member and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in the 144A Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its book and records the date and an increase in the principal amount at maturity of the 144A Global Note in an amount equal to the principal amount at maturity of Physical Notes to be transferred, and the Trustee shall cancel the Physical Note so transferred; and

          (iii) if the proposed transferor is an Agent Member seeking to transfer an interest in a Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount of the Global Note from which interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of the 144A Global
     Note in an amount equal to the principal amount of the Global Note to be transferred.

          (c) Private Placement Legend. Upon the registration of transfer,
              ------------------------
exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to Telemundo Holdings and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (ii) such Note has been sold pursuant to an effective registration statement under the Securities Act.

          (d) General. By its acceptance of any Note bearing the Private
              -------
Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and under the heading "Transfer Restrictions" in the Offering Circular and agrees that it will transfer such Note only as provided in this Indenture and the Private Placement Legend and the restrictions set forth under the heading "Transfer Restrictions" in the Offering Circular.

          (e) Other Transfers. If a Holder proposes to transfer a Note
              ---------------
constituting a Restricted Note pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 3.17(a) and (b) hereof, the Registrar shall only register such transfer or exchange if such transferor delivers an Opinion of Counsel satisfactory to Telemundo Holdings and the Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture; provided, however, that Telemundo Holdings may, based upon the opinion of its counsel, instruct the Registrar by a Telemundo Holdings Order not to register such transfer in any case where the proposed transferee is not a QIB or a Non-U.S. person.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.16 hereof or this Section
3.17. Telemundo Holdings shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

          The Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Notes (including any transfers between or among agent members or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                                  ARTICLE FOUR

                        DEFEASANCE OR COVENANT DEFEASANCE

          Section 4.01. Telemundo Holdings' Option To Effect Defeasance or
                        Covenant Defeasance.
                        --------------------------------------------------

          Telemundo Holdings may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 4.02 or Section
4.03 hereof be applied to all of the Outstanding Notes (the "Defeased Notes"),
                                                             --------------
upon compliance with the conditions set forth below in this Article Four.

          Section 4.02. Legal Defeasance.
                        ----------------

          Upon Telemundo Holdings' exercise under Section 4.01 hereof of the option applicable to this Section 4.02, Telemundo Holdings shall be deemed to have been discharged from its obligations with respect to the Defeased Notes on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, such defeasance means that Telemundo Holdings shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of Telemundo Holdings, and, upon Telemundo Holdings Request, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Notes to receive, solely from the trust fund described in Section 4.04 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due; (b) Telemundo Holdings' obligations with respect to such Defeased Notes under Sections 3.04, 3.05, 3.06, 10.02 and 10.03 hereof; (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Sections 4.05 and 6.07 hereof; and (d) Article Twelve (except that no deposit of the Redemption Price will be required); and (e) this Article Four. Subject to compliance with this Article Four, Telemundo Holdings may exercise its option under this Section 4.02 notwithstanding the prior exercise of its option under Section 4.03 hereof with respect to the Notes.

          Section 4.03. Covenant Defeasance.
                        -------------------

          Upon Telemundo Holdings' exercise under Section 4.01 hereof of the option applicable to this Section 4.03, Telemundo Holdings shall be released from its obligations under any covenant or provision contained in Sections 10.05 through 10.22 hereof and any covenant added pursuant to Section 9.01(b) hereof and the provisions of Section 8.01 shall not apply, with respect to the Defeased Notes, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Notes shall thereafter be
               -------------------
deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Notes, Telemundo Holdings may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(iii)(y), (iv) , (v), (vi), (vii) (with respect only to Significant Subsidiaries); (viii) (with respect only to Significant Subsidiaries), (ix),
(x), (xi) and the limitations contained in clauses (iii) and (iv) of Section
8.01 hereof, but, except as specified above, the remainder of this Indenture and such Defeased Notes shall be unaffected thereby.

          Section 4.04. Conditions to Legal Defeasance or Covenant Defeasance.
                        -----------------------------------------------------

          The following shall be the conditions to application of either Section
4.02 or Section 4.03 hereof to the Defeased Notes:

          (1) Telemundo Holdings shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 hereof who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (a) money in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal, premium, if any, and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (c) a combination thereof, in any such case, sufficient without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire Indebtedness in respect of, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and interest on the Defeased Notes at the Stated Maturity of such principal or installment of principal, premium, if any, or interest or (if Telemundo Holdings has made irrevocable arrangements satisfactory to such Trustee for the giving of notice of redemption by such Trustee in the name and at the expense of Telemundo Holdings) any Redemption Date thereof specified by Telemundo Holdings, as the case may be, in accordance with the terms of this Indenture and the Notes; provided, however, that the Trustee shall have been irrevocably instructed to apply such cash or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes;

          (2) No Default (other than any Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Notes pursuant to this Article Four concurrently with such Incurrence) with respect to the Outstanding Notes shall have occurred and be continuing on the date of such deposit or, insofar as Section 4.02 hereof is concerned, at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period) no Default under Section 5.01(vii), (viii) or (ix) shall have occurred and be continuing;

          (3) Such legal defeasance or covenant defeasance shall not cause the Trustee for the Notes to have a conflicting interest in violation of
     Section 6.08 hereof and for purposes of the Trust Indenture Act with respect to any securities of Telemundo Holdings;

          (4) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which Telemundo Holdings is a party or by which it is bound;

          (5) In the case of an election under Section 4.02 hereof, Telemundo Holdings shall have delivered to the Trustee an Opinion of Counsel stating that (x) Telemundo Holdings has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, legal defeasance and discharge to be effected with respect to the Notes and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, legal defeasance and discharge had not occurred;

          (6) In the case of an election under Section 4.03 hereof, Telemundo Holdings shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of the deposit and covenant defeasance to be effected with respect to the Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

          (7) Telemundo Holdings shall have delivered to the Trustee, an Opinion of Counsel to the effect that, immediately following the ninety-first day after the deposit, the trust funds established pursuant to this Article should not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally under any applicable U.S. Federal or state law;

          (8) Telemundo Holdings shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by Telemundo Holdings pursuant to its election under Section 4.02 or 4.03 hereof was not made by Telemundo Holdings with the intent of preferring the Holders over the other creditors of Telemundo Holdings or with the intent of defeating, hindering, delaying or defrauding creditors of Telemundo Holdings or others;

          (9) Telemundo Holdings shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent (other than conditions requiring the passage of time) provided for relating to either the legal defeasance under Section 4.02 or the covenant defeasance under Section 4.03 (as the case may be) have been complied with as contemplated by this Section 4.04 and (ii) if any other Indebtedness of Telemundo Holdings shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness; and

          (10) Such legal defeasance or covenant defeasance shall not result in a trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under the Act or exempt from registration thereunder.

          Opinions required to be delivered under this Section may have such qualifications as are customary for opinions of the type required and reasonably acceptable to the Trustee.

          Section 4.05. Deposited Money and U.S. Government Obligations To Be
                        Held in Trust; Other Miscellaneous Provisions.
                        -----------------------------------------------------

          Subject to the proviso of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 4.05, the "Trustee") pursuant to Section 4.04 in respect of the Defeased Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (other than Telemundo Holdings) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          Telemundo Holdings shall pay and indemnify the Trustee, its officers, directors and agents and hold such persons harmless against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Notes.

          Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to Telemundo Holdings from time to time upon a Telemundo Holdings Request any money or U.S. Government Obligations held by it as provided in Section 4.04 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

          Section 4.06. Reinstatement.
                        -------------

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 4.02 or 4.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of Telemundo Holdings under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section
4.02 or 4.03 hereof, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with Section 4.02 or 4.03 hereof, as the case may be; provided, however, that if Telemundo Holdings makes any payment of Accreted Value, premium, if any, or interest on any Note following the reinstatement of its obliga-tions, Telemundo Holdings shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.

          Any money deposited with the Trustee or any Paying Agent, or then held by Telemundo Holdings, in trust for the payment of the principal or Accreted Value of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal or Accreted Value, premium, if any, or interest has become due and payable shall be paid to Telemundo Holdings upon receipt of a Telemundo Holdings Request therefor, or (if then held by Telemundo Holdings) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to Telemundo Holdings for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Telemundo Holdings as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of Telemundo Holdings cause to be published once, at the option of Telemundo Holdings in The New York Times or The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specific therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to Telemundo Holdings.

                                  ARTICLE FIVE

                                    REMEDIES

          Section 5.01. Events of Default.
                        -----------------

          "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (i) a default in the payment of interest on the Notes when due, continued for 30 days;

          (ii) a default in the payment of principal of any Note when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon acceleration or otherwise;

         (iii) the failure by Telemundo Holdings to comply with its obligations under (x) Section 8.01 or (y) Section 10.22;

          (iv) the failure by Telemundo Holdings to comply for 30 days after notice with any of its obligations under Section 10.10 (other than a failure to purchase Notes) or under Sections 10.11, 10.13, 10.14, 10.15, 10.18, 10.19 or 10.20;

           (v) the failure by Telemundo Holdings to comply for 60 days after notice with its other agreements contained in this Indenture;

          (vi) Indebtedness of Telemundo Holdings or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $10.0 million and such non-payment continues or such acceleration is not rescinded within ten days after notice thereof (the "cross-acceleration provision");
                                     ----------------------------

          (vii) Telemundo Holdings or any Significant Subsidiary of Telemundo Holdings pursuant to or under or within the meaning of any Bankruptcy Law:

               (a) commences a voluntary case or proceeding;

               (b) consents to the making of a Bankruptcy Order in an involuntary case or proceeding or the commencement of any case against it;

               (c) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (d) makes a general assignment for the benefit of its creditors;

               (e) files an answer or consent seeking reorganization or relief;

               (f) shall admit in writing its inability to pay its debts generally as they become due; or

               (g) consents to the filing of a petition in bankruptcy.

          (viii) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against Telemundo Holdings or any Significant Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 60 consecutive days; or

            (ix) any judgment or decree (not covered by insurance or an indemnity by a person other than Telemundo Holdings or a Restricted Subsidiary, which indemnitor is solvent) for the payment of money in excess of $10.0 million is entered against Telemundo Holdings or any Significant Subsidiary, remains outstanding for a period of 60 days following such judgment and is not discharged, bonded, waived or stayed within 30 days after notice; or

             (x) the Umbrella Affiliation Agreement shall cease to be in full force and effect; or

            (xi) any one or more Station Affiliation Agreements shall cease to be in full force and effect and such cessation shall be materially adverse to Telemundo Holdings; provided, however, that no such cessation shall be deemed materially adverse to Telemundo Holdings if the Board of Directors of Telemundo Holdings shall have determined in good faith that such cessation is not materially adverse to Telemundo Holdings (such determination of the Board of Directors of Telemundo Holdings to include the affirmative vote of at least two members who have been designated as independent directors pursuant to the Stockholders' Agreement).

However, a default under clause (iv) or (v) will not constitute an Event of Default until the Trustee or the Holders of 25% in principal amount at maturity of the Outstanding Notes notify Telemundo Holdings and, if applicable, the Trustee of the default and Telemundo Holdings does not cure such default within the time specified after receipt of such notice.

          Section 5.02. Acceleration of Maturity, Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default (other than under Section 5.01(vii) or (viii) relating to Telemundo Holdings) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount at maturity of the Outstanding Notes may declare the Accreted Value of and accrued but unpaid interest on all the Notes to be due and payable. Upon such a declaration, such Accreted Value and interest shall be due and payable immediately. If an Event of Default under Section 5.01(vii) or (viii) relating to Telemundo Holdings occurs and is continuing, the Accreted Value of and interest on all the Notes will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

          After a declaration of acceleration or any ipso facto acceleration as related to clause (vii) or (viii) of Section 5.01, the Holders of a majority in principal amount at maturity of the Outstanding Notes may, by notice to the Trustee, rescind such declaration of acceleration and its consequences if all existing Events of Default, other than nonpayment of the Accreted Amount of the Notes that has become due solely as a result of such acceleration, have been cured or waived and if the rescission of acceleration would not conflict with any judgment or decree.

          In the event of a declaration of acceleration because an Event of Default set forth in clause (vi) of Section 5.01 has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if (A) either (x) the holders of the Indebtedness which is the subject of such Event of Default have waived such failure to pay at final maturity or have rescinded the acceleration in respect of such Indebtedness within 60 days of such maturity or declaration of acceleration, as the case may be, and no other Event of Default has occurred during such 60-day period that has not been cured or waived, or (y) such Indebtedness shall have been discharged or the maturity thereof shall have been extended such that it is not then due and payable, or the underlying default has been cured (and any acceleration based thereon of such other Indebtedness has been rescinded), within 60 days of such maturity or declaration of acceleration, as the case may be, and (B) no judgment or decree for the payment of the money due on the Notes has been obtained by the Trustee as provided in the Indenture.

          Section 5.03. Collection of Indebtedness and Suits for Enforcement by
                        Trustee.
                        -------------------------------------------------------

          Subject to the provisions of this Indenture relating to the duties of the Trustee, in case an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security satisfactory to the Trustee against any loss, liability or expense.

          Section 5.04. Trustee May File Proofs of Claims.
                        ---------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Telemundo Holdings or any other obligor upon the Notes or the property of Telemundo Holdings or of such other obligor or their creditors, the Trustee (irrespective of whether the Accreted Value of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on Telemundo Holdings for the payment of overdue Accreted Value or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of Accreted Value premium, if any, and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

     and any Custodian, in any such judicial proceeding, is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee as administrative expenses associated with any such proceeding, and in the event that the Trustee shall consent to the making of such payments directly to Holders, any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof.

          To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 5.05. Trustee May Enforce Claims Without Possession of Notes.
                        ------------------------------------------------------

          All rights of action and claims under this Indenture, or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

          Section 5.06. Application of Money Collected.
                        ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: to the Trustee for amounts due under Section 6.07;

          Second: to Holders for interest accrued on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

          Third: to Holders of Accreted Value and premium, if any, owing under the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Accreted Value; and

          Fourth: the balance, if any, to Telemundo Holdings.

          The Trustee, upon prior written notice to Telemundo Holdings, may fix a record date and payment date for any payment to Noteholders pursuant to this
Section 5.06.

          Section 5.07. Limitation on Suits.
                        -------------------

          No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in aggregate principal amount at maturity of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity or security reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount at maturity of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Note to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Note, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

          Section 5.08. Unconditional Right of Holders To Receive Accreted
                        Value, Premium and Interest.
                        --------------------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive cash payment of the Accreted Value of, premium, if any, and (subject to Section
3.07 hereof) interest on such Note on the respective due dates therefor (or, in the case of redemption, on the respective Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 5.09. Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case Telemundo Holdings, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.10. Rights and Remedies Cumulative.
                        ------------------------------

          Except as provided in Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11. Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 5.12. Control by Majority.
                        -------------------

          The Holders of a majority in aggregate principal amount at maturity of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Note or expose the Trustee to personal liability;

          (b) the Trustee may refuse to follow any direction that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability; and

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 5.13. Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a Default:

          (a) in the payment of the principal of, premium on or interest on any Outstanding Note; or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected thereby.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          Section 5.14. Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount at maturity of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the Accreted Value of, premium, if any, or interest on any Note on or after the due dates therefor (or, in the case of redemption, on or after the respective Redemption Dates).

          Section 5.15. Waiver of Stay, Extension or Usury Laws.
                        ---------------------------------------

          Telemundo Holdings covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive Telemundo Holdings from paying all or any portion of the Accreted Value of, premium, if any, or interest on the Notes contemplated herein or in the Notes or which may affect the covenants or the performance of this Indenture; and Telemundo Holdings (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

          Section 6.01. Certain Duties and Responsibilities.
                        -----------------------------------

          (a) Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (b) During the existence of an Event of Default, the Trustee is required to exercise such rights and powers vested in it under this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

          Section 6.02. Notice of Defaults.
                        ------------------

          If a Default occurs and is continuing and is known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default in the payment of Accreted Value of, premium or interest on any Note, the Trustee may withhold notice if and so long as the board of directors, the executive committee or a committee of its trust officers determines that withholding notice is not opposed to the interest of the Holders.

          Section 6.03. Certain Rights of Trustee.
                        -------------------------

          Subject to Section 6.01 hereof and the provisions of Section 315 of the Trust Indenture Act:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of Telemundo Holdings mentioned herein shall be sufficiently evidenced by a Telemundo Holdings Request or Telemundo Holdings Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution thereof;

          (c) with respect to legal matters relating to this Indenture and the Notes, the Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of its own negligence or willful misconduct;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount at maturity of the Notes then Outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by Telemundo Holdings or, if paid by the Trustee or any predecessor Trustee, shall be repaid by Telemundo Holdings upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Telemundo Holdings, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodian or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

          (h) except with respect to Section 10.01, the Trustee shall have no duty to inquire as to the performance of Telemundo Holdings' covenants in Article Ten. In addition, the Trustee shall not be deemed to have knowledge of any Default except (i) any Event of Default occurring pursuant to Sections 5.01(i), 5.01(ii) and 10.01 or (ii) any Default of which the Trustee shall have received written notification or a Responsible Officer obtained actual knowledge;

          (i) if the Trustee is acting in the capacity of Registrar and/or Paying Agent, then the rights afforded to the Trustee under this Section
     6.03 shall also be afforded to such Registrar and/or Paying Agent;

          (j) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed in this Indenture) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

          (k) the Trustee may request that Telemundo Holdings deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          Section 6.04. Trustee Not Responsible for Recitals, Dispositions of
                        -----------------------------------------------------
                        Notes or Application of Proceeds Thereof.
                        ----------------------------------------

          The recitals contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of Telemundo Holdings, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1, if any, to be supplied to Telemundo Holdings are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by Telemundo Holdings of Notes or the proceeds thereof.

          Section 6.05. Trustee and Agents May Hold Notes; Collections; Etc.
                        ---------------------------------------------------

          The Trustee, any Paying Agent, Registrar or any other agent of Telemundo Holdings, in its individual or any other capacity, may become the owner or pledgee of Notes, with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent and, subject to Section
6.08 hereof and Sections 310 and 311 of the Trust Indenture Act, may otherwise deal with Telemundo Holdings and receive, collect, hold and retain collections from Telemundo Holdings with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

          Section 6.06. Money Held in Trust.
                        -------------------

          All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder.

          Section 6.07. Compensation and Indemnification of Trustee and Its
                        ---------------------------------------------------
                        Prior Claim.
                        -----------

          Telemundo Holdings covenants and agrees: (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation as agreed to in writing by the parties from time to time for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation, fees and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith; and (c) to indemnify the Trustee and any of its officers, directors, employees and agents and each predecessor Trustee for, and to hold it harmless against any loss, liability or expense (including attorneys' fees and expenses incurred in defending themselves) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 6.07.

          To secure Telemundo Holdings' payment obligations in this Section 6.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture so long as any amounts payable by Telemundo Holdings pursuant to this Section 6.07 remain outstanding and are not contested in good faith by Telemundo Holdings.

          The obligations of Telemundo Holdings under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 5.01(vii) or (viii) hereof, the parties hereto and the Holders by their acceptance of the Notes hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

          The Trustee shall comply with the provisions of Section 313(b)(2) of the Trust Indenture Act to the extent applicable.

          The provisions of this Section 6.07 shall survive the termination of this Indenture.

          Section 6.08. Conflicting Interests.
                        ---------------------

          The Trustee shall be subject to and comply with the provisions of
Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of Telemundo Holdings are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          Section 6.09. Corporate Trustee Required; Eligibility.
                        ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Sections 310(a)(1) and (2) and which shall have, or which shall be a wholly owned Subsidiary of a bank holding company which has, a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10. Resignation and Removal; Appointment of Successor
                        -------------------------------------------------
                        Trustee.
                        -------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to Telemundo Holdings at least 20 Business Days prior to the date of such proposed resignation; provided such trustee shall agree to cooperate with Telemundo Holdings with respect to the appointment of a successor trustee and ongoing matters. Upon receiving such notice of resignation, Telemundo Holdings shall, after all monies due and owing have been paid to the Trustee, promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 20 Business Days after the giving of such notice of resignation, the resigning Trustee may, at Telemundo Holdings' expense, or any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

          (c) The Trustee may be removed at any time by an Act of the Holders of a majority in aggregate principal amount of the Outstanding Notes, delivered to the Trustee and to Telemundo Holdings.

          (d) If at any time:

          (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act in accordance with Section 6.08 hereof after written request therefor by Telemundo Holdings or by any Holder who has been a bona fide Holder of a Note for at least six months;

          (2) the Trustee shall cease to be eligible under Section 6.09 hereof and shall fail to resign after written request therefor by Telemundo Holdings or by any Holder who has been a bona fide Holder of a Note for at least six months; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose or rehabilitation, conservation or liquidation then, in any case, (i) Telemundo Holdings by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, Telemundo Holdings, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount at maturity of the Outstanding Notes delivered to Telemundo Holdings, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by Telemundo Holdings. If no successor Trustee shall have been so appointed by Telemundo Holdings or the Holders of the Notes and accepted appointment in the manner hereinafter provided, the Holder of any Note who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) Telemundo Holdings shall use reasonable efforts to give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          Section 6.11. Acceptance of Appointment by Successor.
                        --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to Telemundo Holdings and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of Telemundo Holdings or the successor Trustee, upon payment of amounts due to it pursuant to
Section 6.07, such retiring Trustee shall duly assign, transfer and deliver to the successor Trustee all moneys and property at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, duties and obligations of the retiring Trustee. Upon request of any such successor Trustee, Telemundo Holdings shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.07.

          No successor Trustee with respect to the Notes shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

          Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the successor shall give notice thereof to the Holders of the Notes, by mailing such notice to such Holders at their addresses as they shall appear on the Note Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If Telemundo Holdings fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of Telemundo Holdings.

          Section 6.12. Merger, Conversion, Amalgamation, Consolidation or
                        --------------------------------------------------
                        Succession to Business.
                        ----------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, conversion, amalgamation or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation shall be eligible under this Article Six to serve as Trustee hereunder.

          In case at the time such successor to the Trustee under this Section
6.12 shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee under this
Section 6.12 may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Notes or in this Indenture; provided that the certificate of the Trustee shall have been authenticated.

                                  ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND HOLDINGS

          Section 7.01. Preservation of Information; Telemundo Holdings to
                        --------------------------------------------------
                        Furnish Trustee Names and Addresses of Holders.
                        ----------------------------------------------

          (a) The Trustee shall preserve the names and addresses of the Noteholders and otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, Telemundo Holdings shall furnish or cause the Registrar to furnish to the Trustee before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Noteholders.

          (b) Telemundo Holdings will furnish or cause to be furnished to the
     Trustee:

          (i) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (ii) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by Telemundo Holdings of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Registrar, no such list need be furnished pursuant to this Subsection 7.01(b).

          Section 7.02. Communications of Holders.
                        -------------------------

          Holders may communicate with other Holders with respect to their rights under this Indenture or under the Notes pursuant to Section 312(b) of the Trust Indenture Act. Telemundo Holdings and the Trustee and any and all other persons benefited by this Indenture shall have the protection afforded by
Section 312(c) of the Trust Indenture Act.

          Section 7.03. Reports by Trustee.
                        ------------------

          Within 60 days after May 15 of each year commencing with the first May 15 following the date of this Indenture, the Trustee shall mail to all Holders, as their names and addresses appear in the Note Register, a brief report dated as of such date, in accordance with, and to the extent required under Section 313 of the Trust Indenture Act. At the time of its mailing to Holders, a copy of each such report shall be filed by the Trustee with Telemundo Holdings, the SEC and with each stock exchange on which the Notes are listed. Telemundo Holdings shall notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

                                  ARTICLE EIGHT

                   CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

          Section 8.01. Merger and Consolidation
                        ------------------------

          Telemundo Holdings shall not consolidate with or merge with or into any other Person, and Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, sell, convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of the assets of Telemundo Holdings and the Restricted Subsidiaries, taken as a whole, to any Person, unless: (i) either Telemundo Holdings shall be the surviving Person or the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of
 -----------------
the United States of America, any State thereof or the District of Columbia and the Successor Company (if not Telemundo Holdings) shall expressly assume, by an indenture supplemental thereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of Telemundo Holdings under the Notes, this Indenture and the Regis-tration Rights Agreement; (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; (iii) immediately after giving effect to such transaction, the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to paragraph
(a)(x) of Section 10.11 (if Telemundo Holdings shall not be the Successor Company, all references to Telemundo Holdings or any Restricted Subsidiary in the definitions used to calculate the Consolidated Leverage Ratio shall be to the Successor Company and its Subsidiaries (other than any Unrestricted Subsidiary)); and (iv) Telemundo Holdings shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

          Section 8.02. Successor Substituted.
                        ---------------------

          The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, Telemundo Holdings under this Indenture, but, in the case of a conveyance, transfer or lease, Telemundo Holdings shall not be released from the obligation to pay the principal of, premium and interest on the Notes.

          Notwithstanding clauses (ii) and (iii) of Section 8.01, (x) any Restricted Subsidiary may consolidate or merge with and into or transfer all or part of its properties and assets to Telemundo Holdings or another Restricted Subsidiary and (y) Telemundo Holdings may consolidate or merge with and into Telemundo Group.

          If the Successor Company shall have succeeded to and been substituted for Telemundo Holdings, such Successor Company may cause to be signed, and may issue either in its own name or in the name of Telemundo Holdings prior to such succession any or all of the Notes issuable hereunder which theretofore shall not have been signed by Telemundo Holdings and delivered to the Trustee; and, upon the order of such Successor Company, instead of Telemundo Holdings, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the Officers of Telemundo Holdings to the Trustee for authentication, and any Notes which such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued and so endorsed shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued and endorsed in accordance with the terms of this Indenture as though all such Notes had been issued and endorsed at the date of the execution hereof.

                                  ARTICLE NINE

                       SUPPLEMENTAL INDENTURES AND WAIVERS

          Section 9.01. Supplemental Indentures, Agreements and Waivers Without
                        -------------------------------------------------------
                        Consent of Holders.
                        ------------------

          Without the consent of any Holder, Telemundo Holdings, when authorized by the Board of Directors as evidenced by a Board Resolution, and the Trustee, at any time and from time to time, may amend, waive, modify or supplement this Indenture or the Notes for any of the following purposes:

          (a) to evidence the succession of another person to Telemundo Holdings, and the assumption by any such successor of the covenants of Telemundo Holdings in the Notes;

          (b) to add to the covenants of Telemundo Holdings for the benefit of the Holders, or to surrender any right or power herein conferred upon Telemundo Holdings, herein or in the Notes;

          (c) to cure any ambiguity, omission, defect or inconsistency;

          (d) to comply with the requirements of the SEC in connection with the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 hereof or otherwise;

          (e) to evidence and provide for the acceptance of appointment under this Indenture of a successor Trustee;

          (f) to mortgage, pledge, hypothecate or grant a security interest in any property or assets in favor of the Trustee for the benefit of the Holders as security for the payment and performance of the Indenture Obligations;

          (g) to make any other change that does not adversely affect the rights of any Holder;

          (h) to add Guarantees with respect to the Notes; or

          (i) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code).

          Section 9.02. Supplemental Indentures, Agreements and Waivers with
                        ----------------------------------------------------
                        Consent of Holders.
                        ------------------

          With the written consent of the Holders of not less than a majority of the aggregate principal amount at maturity of the Outstanding Notes delivered to Telemundo Holdings and the Trustee, Telemundo Holdings when authorized by a Board Resolution, together with the Trustee, may amend, waive, modify or supplement any other provision of this Indenture or the Notes; provided, however, that no such amendment, waiver, modification or supplement may, without the written consent of the Holder of each Outstanding Note affected thereby:

          (i) reduce the amount of Notes whose Holders must consent to an amendment;

          (ii) reduce the rate of or extend the time for payment of interest on any Note;

          (iii) reduce the principal or Accreted Value of or change the Stated Maturity of any Note;

          (iv) reduce the premium payable upon the redemption of any Note or change the time at which any Note may be redeemed as described under
     Section 2 of the Notes;

          (v) make any Note payable in money other than that stated in the Notes;

          (vi) impair the right of any Holder to receive payment of principal of and interest on such Holder's Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Notes;

          (vii) make any change in the amendment provisions which require each Holder's consent or in the waiver provisions;

          (viii) subordinate the Notes in right of payment to any other Indebtedness.

          Upon the written request of Telemundo Holdings accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture or other agreement, instrument or waiver, and an Officers' Certificate and an Opinion of Counsel upon which the Trustee may rely as conclusive evidence that such change, agreement, supplement or waiver is permitted by this Indenture and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with Telemundo Holdings in the execution of such supplemental indenture or other agreement, instrument or waiver.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or other agreement, instrument or waiver, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.03. Execution of Supplemental Indentures, Agreements and
                        ----------------------------------------------------
                        Waivers.
                        -------

          In executing or accepting the additional trusts created by any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and may rely upon, an Opinion of Counsel and an Officers' Certificate from each obligor under the Notes entering into such supplemental indenture, agreement, instrument or waiver, each stating that the execution of such supplemental indenture, agreement, instrument or waiver (a) is authorized or permitted by this Indenture and (b) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of Telemundo Holdings or any other Subsidiary of Telemundo Holdings. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement, instrument or waiver which affects the Trustee's own rights, duties or immunities under this Indenture, the Notes or otherwise.

          Section 9.04. Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any supplemental indenture under this Article Nine, this Indenture and/or the Notes, if applicable, shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture and/or the Notes, if applicable, as the case may be, for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.05. Conformity with Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 9.06. Reference in Notes to Supplemental Indentures.
                        ---------------------------------------------

          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If Telemundo Holdings shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by Telemundo Holdings and authenticated and delivered by the Trustee upon a Telemundo Holdings Order in exchange for Outstanding Notes.

          Section 9.07. Record Date.
                        -----------

          Telemundo Holdings may, but shall not be obligated to, fix, a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          Section 9.08. Revocation and Effect of Consents.
                        ---------------------------------

          Until an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if a notation of the consent is not made on any Note. However, any such Holder, or subsequent Holder, may revoke the consent as to his Note or portion of a Note if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver shall become effective in accordance with its terms and thereafter bind every Holder.

                                   ARTICLE TEN

                                    COVENANTS

          Section 10.01. Payment of Principal, Premium and Interest.
                         ------------------------------------------

          Telemundo Holdings shall duly and punctually pay the principal of, premium, if any, and interest on the Notes in accordance with the terms of the Notes and this Indenture.

          Section 10.02. Maintenance of Office or Agency.
                         -------------------------------

          Telemundo Holdings shall maintain in the Borough of Manhattan in The City of New York, State of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon Telemundo Holdings in respect of the Notes and this Indenture may be served. The office of the Trustee at its Corporate Trust Office will be such office or agency of Telemundo Holdings, unless Telemundo Holdings shall designate and maintain some other office or agency for one or more of such purposes. Telemundo Holdings will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time Telemundo Holdings shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and Telemundo Holdings hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          Telemundo Holdings may also from time to time designate one or more other offices or agencies (in or outside of The City of New York, State of New
York) where the Notes may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve Telemundo Holdings of its obligation to maintain an office or agency in The City of New York, State of New York for such purposes. Telemundo Holdings will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          Section 10.03. Money for Note Payments To Be Held in Trust.
                         -------------------------------------------

          If Telemundo Holdings shall at any time act as its own Paying Agent, it will, on or before each due date of the Accreted Value of, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the Accreted Value , premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If Telemundo Holdings is not acting as Paying Agent, Telemundo Holdings will, on or before each due date of the Accreted Value of, premium, if any, or interest on, any Notes, deposit with a Paying Agent a sum in same day funds sufficient to pay the Accreted Value, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) Telemundo Holdings will promptly notify the Trustee of such action or any failure so to act.

          If Telemundo Holdings is not acting as Paying Agent, Telemundo Holdings will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the Accreted Value of, premium, if any, or interest on Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any Default by Telemundo Holdings (or any other obligor upon the Notes) in the making of any payment of Accreted Value of, premium, if any, or interest on the Notes;

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

          Telemundo Holdings may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Telemundo Holdings Order direct any Paying Agent to pay, to the Trustee all sums held in trust by Telemundo Holdings or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by Telemundo Holdings or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by Telemundo Holdings, in trust for the payment of the principal or Accreted Value of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal or Accreted Value, premium, if any, or interest has become due and payable shall be paid to Telemundo Holdings upon receipt of a Telemundo Holdings Request therefor, or (if then held by Telemundo Holdings) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to Telemundo Holdings for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Telemundo Holdings as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying

Agent, before being required to make any such repayment, may at the expense of Telemundo Holdings cause to be published once, at the option of Telemundo Holdings in The New York Times or The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to Telemundo Holdings.

          Section 10.04. Corporate Existence.
                         -------------------

          Subject to Article Eight, Telemundo Holdings shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory), licenses and franchises of Telemundo Holdings and each of the Restricted Subsidiaries; provided, however, that Telemundo Holdings will not be required to preserve any such right, license or franchise or the corporate or other existence of a Restricted Subsidiary if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of Telemundo Holdings and the Restricted Subsidiaries as a whole and that the loss thereof is not adverse in any material respect to the Holders; provided, further, that the foregoing will not prohibit a sale, transfer or conveyance of a Subsidiary of Telemundo Holdings or any of its assets in compliance with the terms of this Indenture.

          Section 10.05. Payment of Taxes and Other Claims.
                         ---------------------------------

          Telemundo Holdings shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed (i) upon Telemundo Holdings or any of its Restricted Subsidiaries or (ii) upon the income, profits or property of Telemundo Holdings or any of the Restricted Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, could reasonably be expected to become a Lien upon the property of Telemundo Holdings or any of the Restricted Subsidiaries; provided, however, that Telemundo Holdings will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (x) whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted or (y) if the failure to so pay, discharge or cause to be paid or discharged could not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, results of operations or prospects of Telemundo Holdings and the Restricted Subsidiaries, taken as a whole.

          Section 10.06. Maintenance of Properties.
                         -------------------------

          Telemundo Holdings shall cause all material properties owned by Telemundo Holdings or any of the Restricted Subsidiaries or used or held for use in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Telemundo Holdings may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.06 will prevent Telemundo Holdings or any of its Restricted Subsidiaries from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of Telemundo Holdings or the Restricted Subsidiary so concerned, desirable in the conduct of its business or the business of any of the Restricted Subsidiaries and is not disadvantageous in any material respect to the Holders.

          Section 10.07. Insurance.
                         ---------

          To the extent available at commercially reasonable rates, Telemundo Holdings shall at all times keep all of its and the Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by Telemundo Holdings in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually and customarily so insured by corporations similarly situated and owning like properties.

          Section 10.08. Books and Records.
                         -----------------

          Telemundo Holdings shall keep proper books of record and account, in which full and correct entries will be made of all financial transactions and the assets and business of Telemundo Holdings and each Restricted Subsidiary and each Restricted Affiliate of Telemundo Holdings in material compliance with GAAP.

          Section 10.09. SEC Reports.
                         -----------

          Notwithstanding that Telemundo Holdings may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, Telemundo Holdings shall file with the SEC (unless the SEC will not accept such a filing, in which case, Telemundo Holdings shall provide such documents to the Trustee) and provide within 15 days to the Trustee and make available to the Holders such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections. In addition, for so long as any Notes remain outstanding, Telemundo Holdings shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, and, to any beneficial holder of Notes, if not obtainable from the SEC, information of the type that would be filed with the SEC pursuant to the foregoing provisions, upon the request of any such holder. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Telemundo Holdings' compliance with any of its covenants pursuant to this Indenture (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          Section 10.10. Change of Control.
                         -----------------

          Upon the occurrence of any of the following events (each a "Change of Control"), each Holder shall have the right to require that Telemundo Holdings purchase all or any part of such Holder's Notes at a purchase price in cash equal to 101% of the Accreted Value thereof, plus accrued and unpaid interest, if any, at the date of purchase, if such purchase occurs prior to August 15, 2003, or 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive accrued and unpaid interest due on the relevant Interest Payment Date), if such purchase occurs thereafter:

          (i) prior to a Public Equity Offering, the Permitted Holders cease to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange
     Act) in the aggregate Capital Stock representing more than 50% of the outstanding equity and the aggregate voting power represented by the outstanding Capital Stock of Telemundo Holdings, whether as a result of the issuance of securities, merger or consolidation, transfer of securities or otherwise;

          (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined above, except that for purposes of this clause (ii) such person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the then outstanding Voting Stock of Telemundo Holdings, and the Permitted Holders beneficially own (as de-fined in clause (i) above) in the aggregate Voting Stock representing a lesser percentage of the total voting power of the Voting Stock of Telemundo Holdings;

          (iii) during any period of two consecutive years after the initial Public Equity Offering, individuals who at the beginning of such period constituted the Board of Directors of Telemundo Holdings (together with any new directors whose election by such Board of Directors was made pursuant to the Stockholders' Agreement or whose nomination for election by the shareholders of Telemundo Holdings was approved by a vote of the majority of the directors of Telemundo Holdings then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

          (iv) Telemundo Holdings consolidates with, or merges with or into, another Person or Telemundo Holdings and/or one or more Restricted Subsidiaries sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of Telemundo Holdings and the Restricted Subsidiaries, taken as a whole, in one transaction or series of related transactions, to any Person (other than a Wholly Owned Restricted Subsidiary of Telemundo Holdings), or any Person consolidates with, or merges with or into, Telemundo Holdings, in any such event other than pursuant to a transaction in which the Person or Persons that beneficially owned (as defined in clause (ii) above), directly or indirectly, Voting Stock representing a majority of the total voting power of the Voting Stock of Telemundo Holdings immediately prior to such transaction or series of related transactions beneficially own (as defined in clause (ii) above), directly or indirectly, Voting Stock representing a majority of the total voting power of the Voting Stock of the surviving or transferee Person;

          (v) Sony Pictures ceases to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) Capital Stock of Telemundo Holdings representing at least 15% of the outstanding equity represented by the outstanding Capital Stock of Telemundo Holdings, whether as a result of the issuance of securities, merger or consolidation, transfer of securities or otherwise; provided, however, that any transfer by Sony Pictures necessary in order to comply with restrictions imposed upon the ownership by Sony Pictures of the Capital Stock of Telemundo Holdings by any federal or state court or regulatory authority or agency with applicable jurisdiction that would, but for this proviso, result in a Change of Control under this clause (v), will not result in a Change of Control so long as (x) Liberty continues to own Capital Stock of Telemundo Holdings representing at least 20% of the outstanding equity represented by the outstanding Capital Stock of Telemundo Holdings and (y) Sony Pictures continues to own Capital Stock of the Telemundo Network representing 25% of the equity and the aggregate voting power represented by the outstanding Capital Stock of Telemundo Network;

          (vi) Liberty ceases to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) Capital Stock of Telemundo Holdings representing at least 15% of the outstanding equity represented by the outstanding Capital Stock of Telemundo Holdings, whether as a result of the issuance of securities, merger or consolidation, transfer of securities or otherwise; provided, however, that any transfer by Liberty necessary in order to comply with restrictions imposed upon the ownership by Liberty of the Capital Stock of Telemundo Holdings by any federal or state court or regulatory authority or agency with applicable jurisdiction that would, but for this proviso, result in a Change of Control under this clause (vi), will not result in a Change of Control so long as (x) Sony Pictures continues to own Capital Stock of Telemundo Holdings representing at least 20% of the outstanding equity represented by the outstanding Capital Stock of Telemundo Holdings and (y) Liberty continues to own Capital Stock of the Telemundo Network representing 25% of the equity and the aggregate voting power represented by the outstanding Capital Stock of Telemundo Network;

          (vii) Liberty and Sony Pictures together cease to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) Capital Stock of Telemundo Network representing at least 50% of the equity of Telemundo Network , whether as a result of the issuance of securities, merger or consolidation, transfer of securities or otherwise; or

          (viii) Telemundo Group shall not be a Wholly Owned Restricted Subsidiary of Telemundo Holdings (other than by virtue of a merger or consolidation with Telemundo Holdings).

          For the purposes of this definition of Change of Control, "equity" shall be determined after giving effect to the exercise of all options, warrants or other rights to acquire or purchase Capital Stock and the conversion or exchange of all securities convertible into or exchangeable for Capital Stock, less any exercise, conversion or exchange price therefor.

          Within 30 days following the date on which a Change of Control occurs (the "Change of Control Date"), unless Telemundo Holdings has mailed a notice of
      ----------------------
redemption with respect to all the outstanding Notes pursuant to Section 12.03, notice of a Change of Control Offer shall be mailed by Telemundo Holdings to the Holders of Notes at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing of the notice thereof until 5:00 p.m., New York City time, on the Business Day preceding the date on which the purchase price for the Notes will be paid by Telemundo Holdings (the "Change of Control Payment Date") (which
                                         ------------------------------
shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed). The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

          (a) that the Change of Control Offer is being made pursuant to this
     Section 10.10 and that all Notes tendered into the Change of Control Offer will be accepted for payment;

          (b) the purchase price (including the amount of accrued interest, if any) for each Note, the Change of Control Payment Date and the date on which the Change of Control Offer expires;

          (c) that any Note not tendered for payment will continue to increase in Accreted Value or accrue interest in accordance with the terms thereof;

          (d) that, unless Telemundo Holdings shall default in the payment of the purchase price, any Note accepted for payment pursuant to the Change of Control Offer shall cease to increase in Accrued Interest or accrue interest after the Change of Control Payment Date;

          (e) that any Holder electing to have a Note purchased pursuant to any Change of Control Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to Telemundo Holdings, a depositary, if appointed by Telemundo Holdings, or a Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day preceding the Change of Control Payment Date;

          (f) that Holders of Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holders, the principal amount of Notes the Holders delivered for purchase, the Note certificate number (if any) and a statement that such Holder is withdrawing his election to have such Notes purchased;

          (g) that Holders whose Notes are purchased only in part will be issued Notes of like tenor equal in Accreted Value and principal amount to the unpurchased portion of the Notes surrendered;

          (h) the instructions that Holders must follow in order to tender their Notes; and

          (i) a description of the transaction or transactions constituting such Change of Control.

          On the Change of Control Payment Date, Telemundo Holdings will (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate setting forth the Notes or portions thereof tendered to and accepted for payment by Telemundo Holdings. The Paying Agent will promptly mail or deliver to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note of like tenor equal in Accreted Value and principal amount to any unpurchased portion of the Note surrendered. Upon surrender and cancellation of a Physical Note that is purchased in part pursuant to the Change of Control Offer, Telemundo Holdings shall promptly issue and the Trustee shall authenticate and mail (or cause to be transferred by book entry) to the surrendering Holder of such Physical Note a new Physical Note equal in Accreted Value and principal amount at maturity to the unpurchased portion of such surrendered Physical Note; provided that each such new Physical Note shall be in a principal amount at maturity of $1,000 or an integral multiple thereof. Any Notes not so accepted shall be promptly mailed or delivered by Telemundo Holdings to the Holder thereof. Telemundo Holdings will publicly announce the results of the Change of Control Offer not later than the first Business Day following the Change of Control Payment Date.

          If Telemundo Holdings is required to make a Change of Control Offer, Telemundo Holdings will comply with all applicable tender offer laws and regulations, including, to the extent applicable, Section 14(e) and Rule 14e-1 under the Exchange Act and any other applicable securities laws and regulations. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 10.10, Telemundo Holdings will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 10.10 by virtue thereof.

          Telemundo Holdings will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by Telemundo Holdings and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

          The provisions under this Indenture relating to Telemundo Holdings' obligation to make an offer to purchase the Notes as a result of a Change of Control may be waived or modified with the written consent of the Holders of a majority in principal amount of the Notes then Outstanding.

          Section 10.11. Limitation on Indebtedness.
                         --------------------------

          (a) Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness; provided, however, that (x) Telemundo Holdings or any Restricted Subsidiary (other than Telemundo Group or any of its Subsidiaries) may Incur Indebtedness if at the time of such Incurrence and after giving effect thereto, the Consolidated Leverage Ratio is less than or equal to 8.5 to 1.0 and (y) Telemundo Group or any of its Subsidiaries may Incur Indebtedness if at the time of such Incurrence and after giving effect thereto, the Consolidated Leverage Ratio is less than or equal to 7.0 to 1.0 (for purposes of this clause (y), all references to Telemundo Holdings or any Restricted Subsidiary in the definitions used to calculate the Consolidated Leverage Ratio shall be to Telemundo Group and its Subsidiaries (other than any Unrestricted Subsidiary)).

          (b) Notwithstanding the foregoing paragraph (a), Telemundo Holdings or any Restricted Subsidiary, as applicable, may Incur any or all of the following Indebtedness (provided that the amounts specified below shall be deemed to have been utilized beginning on August 12, 1998 so that amounts available under the clauses below are the same as the amounts available under the corresponding clauses of the 1998 Indenture):

          (1) Indebtedness of Telemundo Holdings or any Restricted Subsidiary Incurred under the Bank Credit Agreement in an aggregate amount not to exceed an aggregate principal amount of $350 million at any time outstanding, less the aggregate amount of any scheduled amortization payments or mandatory prepayments made on term loans thereunder;

          (2) the Notes issued on the Issue Date, the Exchange Notes or any Indebtedness (including the Exchange Notes) the proceeds of which are used to Refinance the Notes or the Exchange Notes;

          (3) Indebtedness of Telemundo Group or any of its Subsidiaries outstanding on the Issue Date (other than Indebtedness referred to in clause (1) or (2) of this Section 10.11(b));

          (4) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) of this Section 10.11 or pursuant to clause (2) or (3) of this Section 10.11(b) or this clause (4);

          (5) (i) Indebtedness of any Restricted Subsidiary owed to and held by Telemundo Holdings or any Restricted Subsidiary and (ii) Indebtedness of Telemundo Holdings owed to and held by any Restricted Subsidiary which is unsecured and subordinated in right of payment to the payment and performance of Telemundo Holdings' obligations under the Notes; provided, however, that an incurrence of Indebtedness that is not permitted by this clause (5) shall be deemed to have occurred upon (x) any sale or other disposition of any Indebtedness of Telemundo Holdings or any Restricted Subsidiary referred to in this clause (5) to any Person other than Telemundo Holdings or any Restricted Subsidiary or (y) any Restricted Subsidiary that holds Indebtedness of Telemundo Holdings or another Restricted Subsidiary ceasing to be a Restricted Subsidiary;

          (6) Hedging Obligations consisting of Interest Rate Agreements or Currency Agreements directly related to Indebtedness permitted to be Incurred by Telemundo Holdings or a Restricted Subsidiary pursuant to this Indenture;

          (7) Capital Lease Obligations, Acquired Indebtedness, Purchase Money Indebtedness and Attributable Debt with respect to Sale/Leaseback Transactions, and Refinancing Indebtedness thereof, in an aggregate principal amount not exceeding $25 million at any one time outstanding;

          (8) Indebtedness of Telemundo Holdings or any Restricted Subsidiary Incurred or Incurrable in respect of reimbursement obligations related to letters of credit, banker's acceptances or similar facilities entered into in the ordinary course of business;

          (9) Indebtedness of Telemundo Holdings or any Restricted Subsidiary in respect of bid, performance, surety and appeal bonds and obligations provided in the ordinary course of business;

          (10) Indebtedness of Telemundo of Chicago, Inc. and Video 44 Acquisition Corp., Inc., pursuant to Section 3.5(a) of the Chicago Joint Venture Agreement;

          (11) any Guarantee by Telemundo Holdings of any Indebtedness (not prohibited under this Indenture) of any Wholly Owned Restricted Subsidiary, and any Guarantee by any Wholly Owned

     Restricted Subsidiary of any Indebtedness (not prohibited under this Indenture) of Telemundo Holdings or any Wholly Owned Restricted Subsidiary;

          (12) Indebtedness of any Restricted Subsidiary Incurred in the ordinary course of business under any Local Marketing Agreement in an aggregate amount, together with the aggregate amount of Investments pursuant to clause (xii) of the definition of "Permitted Investment," not to exceed $10 million at any one time outstanding; and

          (13) other Indebtedness in an aggregate principal amount not to exceed $35 million at any one time outstanding.

          (c) Notwithstanding the foregoing, Telemundo Holdings shall not incur any Indebtedness pursuant to the foregoing paragraph (b) of this Section 10.11 if the proceeds thereof are used, directly or indirectly, to refinance any Subordinated Obligations unless such Indebtedness shall be subordinated to the Notes to at least the same extent as such Subordinated Obligations.

          (d) For purposes of determining compliance with this Section 10.11,
(i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, Telemundo Holdings, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and
(ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above. A guarantee of Indebtedness permitted by this covenant to be Incurred by Telemundo Holdings or a Restricted Subsidiary otherwise permitted to be Incurred pursuant to this covenant is not considered a separate Incurrence for purposes of this covenant.

          Section 10.12. Statement by Officers as to Default.
                         -----------------------------------

          Telemundo Holdings will deliver to the Trustee, within 120 days after the end of each fiscal year of Telemundo Holdings ending after the date hereof, a written statement signed by the chairman or a chief executive officer, the principal financial officer or principal accounting officer of Telemundo Holdings, stating (i) that a review of the activities of Telemundo Holdings during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether Telemundo Holdings has kept, observed, performed and fulfilled its obligations under this Indenture, and (ii) that, to the best knowledge of each officer signing such certificate, Telemundo Holdings has kept, observed, performed and fulfilled each and every covenant and condition contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions, conditions and covenants hereof (or, if a Default shall have occurred, describing all such Defaults of which such officers may have knowledge, their status and what action Telemundo Holdings is taking or proposes to take with respect thereto). When any Default under this Indenture has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of Telemundo Holdings or any Restricted Subsidiary gives any notice or takes any other action with respect to a claimed default, Telemundo Holdings will promptly notify the Trustee of such Default, notice or action and will deliver to the Trustee by registered or certified mail or by telegram, or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action within 30 days after the occurrence thereof and what action Telemundo Holdings is taking or proposes to take with respect thereto.

          Section 10.13. Limitation on Restricted Payments.
                         ---------------------------------

          (a) Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make a Restricted Payment if at the time Telemundo Holdings or such Restricted Subsidiary makes, and after giving effect to, the proposed Restricted Payment: (i) a Default shall have occurred and be continuing (or would result therefrom); (ii) Telemundo Holdings is not able to incur an additional $1.00 of Indebtedness pursuant to paragraph (a)(x) of
Section 10.11; or (iii) the aggregate amount of such Restricted Payment and all other Restricted Payments since August 12, 1998 would exceed the sum of:

          (A) (x) the Cumulative EBITDA less (y) 1.4 times Cumulative Consolidated Interest Expense, each as determined at the time of such Restricted Payment;

          (B) the aggregate Net Cash Proceeds (including Net Cash Proceeds received upon the conversion of non-cash proceeds) received by Telemundo Holdings from capital contributions or the issuance or sale of Qualified Stock subsequent to August 12, 1998 or any options, warrants or rights to purchase Qualified Stock, together with the aggregate cash received by Telemundo Holdings at the time of exercise of such options, warrants or rights (other than any such issuance or sale to a Subsidiary of Telemundo Holdings);

          (C) the amount by which Indebtedness of Telemundo Holdings is reduced on Telemundo Holdings' balance sheet upon the conversion or exchange (other than by a Subsidiary of Telemundo Holdings) of any Indebtedness of Telemundo Holdings or a Restricted Subsidiary issued subsequent to August 12, 1998 for Qualified Stock (less the amount of any cash, or the fair value of any other property, distributed by Telemundo Holdings upon such conversion or exchange), whether pursuant to the terms of such Indebtedness or pursuant to an agreement with a creditor to engage in an equity for debt exchange; and

          (D) an amount equal to the sum of (i) the net reduction in Investments in Unrestricted Subsidiaries or Investments constituting Restricted Payments resulting from interest on debt, dividends, repayments of loans or advances or other transfers of assets or proceeds from the disposition of Capital Stock or other distributions or payments, in each case to Telemundo Holdings or any Restricted Subsidiary from, or with respect to an Investment in, Unrestricted Subsidiaries, and (ii) the portion (proportionate to Telemundo Holdings' equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the aggregate amount of Investments previously made (and treated as a Restricted Payment) by Telemundo Holdings or any Restricted Subsidiary in such Unrestricted Subsidiary subsequent to August 12, 1998 and the aggregate amount of Investments in such Person constituting Restricted Payments.

          (b) The provisions of the foregoing paragraph (a) of this Section
10.13 shall not prohibit:

          (i) any purchase or redemption of Capital Stock of Telemundo Holdings or any Restricted Subsidiary or Subordinated Obligations of Telemundo Holdings made by exchange for, or out of the proceeds of the substantially concurrent issuance and sale of, Qualified Stock (other than any such issuance and sale to a Subsidiary of Telemundo Holdings) or out of the proceeds of a substantially concurrent capital contribution to Telemundo Holdings; provided, however, that (x) such purchase, capital contribution or redemption shall be excluded in the calculation of the amount of Restricted Payments and (y) the Net Cash Proceeds from such sale of Capital Stock or capital contribution shall be excluded from clause (iii)(B) of paragraph (a) of this Section 10.13;

          (ii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations in whole or in part (including premium, if any, and accrued and unpaid interest) made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of Telemundo Holdings which is permitted to be Incurred pursuant to Section 10.11; pro-vided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

          (iii) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this covenant; provided, however, that such dividend shall be included in the calculation of the amount of Restricted Payments if not already taken into consideration for determining such amount upon the declaration thereof;

          (iv) the redemption of Capital Stock of Telemundo Holdings from present or former directors, officers or employees of Telemundo Holdings and its Subsidiaries or their estates or beneficiaries pursuant to the terms of an employee benefit plan or employment or other agreement; provided that the aggregate amount of all such repurchases shall not exceed $3 million in any fiscal year and $10 million since August 12, 1998 plus the aggregate cash proceeds received by Telemundo Holdings from any reissuance of such Capital Stock to directors, officers and employees of Telemundo Holdings and its Subsidiaries; provided, further, that such redemption shall be excluded in the calculation of the amount of Restricted Payments; and

          (v) so long as Telemundo Holdings is a member (but not the parent) of an affiliated group of corporations filing a consolidated (or combined) return for federal (or state) income tax purposes, payments in an amount not to exceed the amount of income taxes (including estimated taxes) that Telemundo Holdings and its Subsidiaries would have paid if Telemundo Holdings and its Subsidiaries had filed a consolidated (or combined) return with Telemundo Holdings as the parent company.

          Section 10.14. Limitation on Affiliate Transactions.
                         ------------------------------------

          (a) Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any Affiliate of Telemundo Holdings (an "Affiliate Transaction")
                                                    ---------------------
unless the terms thereof (1) are no less favorable to Telemundo Holdings or such Restricted Subsidiary than those that could be obtained at the time of such transaction in a comparable transaction in arm's-length dealings with a Person who is not such an Affiliate, (2) if such Affiliate Transaction involves an amount in excess of $2.5 million, (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors of Telemundo Holdings having no material personal financial stake in such Affiliate Transaction and (3) if such Affiliate Transaction involves an amount in excess of $10.0 million, have been determined by a nationally recognized investment banking firm or nationally recognized independent appraisal firm qualified to perform such task to be fair to Telemundo Holdings or such Restricted Subsidiary, as the case may be, from a financial point of view.

          (b) The provisions of the foregoing paragraph (a) of this Section
10.14 shall not prohibit (i) any Permitted Investment or Restricted Payment permitted to be made pursuant to Section 10.13, or any payment or transaction specifically excepted from the definition of Restricted Payment, (ii) transactions exclusively between or among Telemundo Holdings and one or more Restricted Subsidiaries or exclusively between or among Restricted Subsidiaries;
(iii) customary directors' fees, indemnification and similar arrangements, employee salaries, bonuses or employment agreements, compensation or retirement or employee benefit arrangements and incentive arrangements with any officer, director or employee of Telemundo Holdings or any Restricted Subsidiary entered into in the ordinary course of business; (iv) agreements (and transactions pursuant to agreements), in effect on August 12, 1998, including, without limitation, the Affiliation Agreement, the Network Sale Agreement and the Stockholders' Agreement (but excluding the Sharing Agreement), as such agreements are in effect on such date or as thereafter amended in a manner not materially adverse to Telemundo Holdings in the good faith judgment of the Board of Directors; (v) issuances of Qualified Stock; or (vi) loans and advances to officers, directors and employees of Telemundo Holdings or any Restricted Subsidiary for travel, entertain-ment, moving and other relocation expenses, in each case made in the ordinary course of business and consistent with past business practices in an aggregate principal amount not to exceed $2 million at any one time outstanding.

          (c) The provisions of clauses (2) and (3) of the foregoing paragraph
(a) of this Section 10.14 shall not be applicable to any transaction between Telemundo Holdings and/or one or more Restricted Subsidiaries, on the one hand, and one or more Affiliates of Telemundo Holdings, on the other hand, for the provision of goods and services in the ordinary course of business of Telemundo Holdings and the Restricted Subsidiaries and in the ordinary course of business of such Affiliate or Affiliates (including any such transaction pursuant to the Sharing Agreement).

          Section 10.15. Limitation on Sales of Assets and Subsidiary Stock.
                         --------------------------------------------------

          (a) Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless
(i) Telemundo Holdings or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including the value of all non-cash consideration), as determined in good faith by the Board of Directors of Telemundo Holdings, of the shares and assets subject to such Asset Disposition, and at least 75% of the consideration thereof received by Telemundo Holdings or such Restricted Subsidiary is in the form of cash or cash equivalents and (ii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by Telemundo Holdings (or such Restricted Subsidiary, as the case may be) (A) first, to the extent Telemundo Holdings elects (or is required by the terms of any Indebtedness), to prepay, repay or redeem (and permanently reduce the commitments under) Indebtedness under the Bank Credit Agreement or Indebtedness of any Restricted Subsidiary within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash (the "Receipt Date") and/or to acquire
                                         ------------
Additional Assets; provided, however, that Telemundo Holdings shall be required to commit such Net Available Cash to the acquisition of Additional Assets within nine months from the later of the date of such Asset Disposition or the Receipt Date and shall be required to consummate the acquisition of such Additional Assets within fifteen months from the Receipt Date; provided, further, that if the other party to such acquisition refuses or fails, after the first anniversary of the Receipt Date, to consummate such acquisition, Telemundo Holdings shall apply such Net Available Cash, within fifteen months from the Receipt Date, as provided in the first part of this clause (A) or clause (B);
(B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to make an offer (an "Asset
                                                                 -----
Disposition Offer") pursuant to paragraph (b) below (x) to the Holders to
-----------------
purchase Notes pursuant to and subject to the conditions contained in this Indenture and (y) if applicable, to the holders of other Indebtedness of Telemundo Holdings that ranks pari passu with the Notes (the "Other Debt") and
                                                              ----------
that by its terms requires Telemundo Holdings to make an offer to purchase such Other Debt upon consummation of an Asset Disposition, to purchase such Other Debt on a pro rata basis with the Notes; and (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses
(A) and (B) to any other application or use not prohibited by this Indenture. Notwithstanding the foregoing provisions of this paragraph, Telemundo Holdings and the Restricted Subsidiaries shall not be required to apply the Net Available Cash in accordance with this paragraph until the aggregate Net Available Cash from all Asset Dispositions which is not applied in accordance with this paragraph exceeds $10.0 million (at which time, the entire unutilized Net Available Cash, and not just the amount in excess of $10.0 million, shall be applied pursuant to this paragraph).

          For the purposes of this Section 10.15, the following are deemed to be cash or cash equivalents: (x) the express assumption of Indebtedness of Telemundo Holdings or any Restricted Subsidiary and the release of Telemundo Holdings or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition; (y) securities received by Telemundo Holdings or any Restricted Subsidiary from the transferee that are converted by Telemundo Holdings or such Restricted Subsidiary into cash within 180 days of closing the transaction; and (z) Temporary Cash Investments.

          (b) In the event of an Asset Disposition that requires the purchase of the Notes and, if applicable, Other Debt pursuant to clause (a)(ii)(B) of this
Section 10.15, Telemundo Holdings will be required to purchase (i) Notes tendered pursuant to an offer by Telemundo Holdings for the Notes at a purchase price of 100% of their aggregate Accreted Value, plus accrued and unpaid interest, if any, at the date of purchase, if such purchase occurs prior to August 15, 2003, or 100% of their aggregate principal amount, plus accrued but unpaid interest, if any, to the date of purchase, if such purchase occurs thereafter, and (ii) if applicable, Other Debt to the extent required thereby and provided there is a permanent reduction in the principal amount thereof, in each case, in accordance with the procedures (including prorating in the event of oversubscription) set forth in this Indenture.

          (c) Notice of an Asset Disposition Offer shall be mailed by Telemundo Holdings not more than 20 Business Days after the obligation to make such Asset Disposition Offer arises to the Holders of Notes at their last registered addresses with a copy to the Trustee and the Paying Agent. The Asset Disposition Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the date fixed for purchase of Notes validly tendered and not withdrawn, which date shall be not later than the 30th Business Day following the mailing of such Asset Disposition Offer (the "Asset
                                                                         -----
Disposition Offer Purchase Date"). The notice, which shall govern the terms of
-------------------------------
the Asset Disposition Offer, shall include such disclosures as are required by law and shall state:

          (i) that the Asset Disposition Offer is being made pursuant to this
     Section 10.15 and that the Asset Disposition Offer shall remain open for a period of 20 Business Days or such longer period as may be required by law;

          (ii) the purchase price (including the amount of accrued interest, if any) for each Note, the Asset Disposition Offer Purchase Date and the date on which the Asset Disposition Offer expires;

          (iii) that any Note not tendered for payment will continue to increase in Accreted Value or accrue interest in accordance with the terms thereof;

          (iv) that, unless Telemundo Holdings shall default in the payment of the purchase price, any Note accepted for payment pursuant to the Asset Disposition Offer shall cease to increase in Accreted Value or accrue interest after the Asset Disposition Offer Purchase Date;

          (v) that Holders electing to have Notes purchased pursuant to an Asset Disposition Offer will be required to surrender their Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Asset Disposition Offer Purchase Date and must complete any form letter of transmittal proposed by Telemundo Holdings and acceptable to the Trustee and the Paying Agent;

          (vi) that Holders of Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Asset Disposition Offer Purchase Date, a facsimile transmission or letter setting forth the name of the Holders, the principal amount of Notes the Holders delivered for purchase, the Note certificate number (if any) and a statement that such Holder is withdrawing his election to have such Notes purchased;

          (vii) that Holders whose Notes are purchased only in part will be issued Notes of like tenor equal in principal amount to the unpurchased portion of the Notes surrendered;

          (viii) the instructions that Holders must follow in order to tender their Notes; and

          (ix) a description of the transaction or transactions resulting in such Asset Disposition Offer.

          On the Asset Disposition Offer Purchase Date, Telemundo Holdings will
(i) accept for payment Notes or portions thereof tendered pursuant to the Asset Disposition Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate setting forth the Notes or portions thereof tendered to and accepted for payment by Telemundo Holdings. The Paying Agent will promptly mail or deliver to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note of like tenor equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by Telemundo Holdings to the Holder thereof. Telemundo Holdings will publicly announce the results of the Asset Disposition Offer not later than the first Business Day following the Asset Disposition Offer Purchase Date.

          (d) Telemundo Holdings shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, Telemundo Holdings shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this clause by virtue thereof.

          Section 10.16. Limitation on Liens.
                         -------------------

          Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or permit to exist any Lien upon any of its property or assets, now owned or hereafter acquired, securing any obligation unless concurrently with the creation of such Lien effective provision is made to secure the Notes equally and ratably with such obligation for so long as such obligation is so secured; provided, that, if such obligation is a Subordinated Obligation, the Lien securing such obligation shall be subordinated and junior to the Lien securing the Notes with the same or lesser relative priority as such Subordinated Obligation shall have been with respect to the Notes. The preceding restriction shall not require Telemundo Holdings or any Restricted Subsidiary to secure the Notes if the Lien consists of the following:

          (a) Liens created by this Indenture or otherwise securing the Notes, Liens securing Indebtedness Incurred under the Bank Credit Agreement and Liens on assets of Telemundo Group or any of its Subsidiaries existing as of August 12, 1998;

          (b) Permitted Liens;

          (c) Liens securing any Indebtedness of any Restricted Subsidiary permitted to be Incurred pursuant to this Indenture;

          (d) Liens to secure Purchase Money Indebtedness issued by Telemundo Holdings or a Restricted Subsidiary; provided, however, that (a) the Indebtedness secured by such Liens shall have been permitted to be Incurred under Section 10.11 and (b) such Liens shall not encumber any property of Telemundo Holdings or any Restricted Subsidiary other than the property acquired or any improvement or accessions on or proceeds of such property and shall attach to such property within 180 days of the acquisition or completion of construction of such property;

          (e) Liens on the assets or property of a Restricted Subsidiary existing at the time such Restricted Subsidiary becomes a Restricted Subsidiary and not incurred as a result of (or in connection with or in anticipation of) such Restricted Subsidiary becoming a Restricted Subsidiary; provided, how-ever, that such Liens do not extend to or cover any other property of Telemundo Holdings or any other Restricted Subsidiary;

          (f) Liens deemed to exist by virtue of the buyout provisions contained in Sections 6 and 7 of the Chicago Joint Venture Agreement;

          (g) Liens on property at the time of acquisition thereof by Telemundo Holdings or any Restricted Subsidiary provided such Liens were not given as a result of, in connection with or in anticipation of such acquisition;

          (h) Liens securing Capital Lease Obligations, Acquired Indebtedness and Attributable Debt Incurred pursuant to clause (b)(7) of Section 10.11;

          (i) Liens securing Indebtedness Incurred to Refinance Indebtedness which has been secured by a Lien permitted under this Indenture and is permitted to be Refinanced under this Indenture; provided, however, that such Liens do not extend to or cover any property of Telemundo Holdings or any Restricted Subsidiary not securing the Indebtedness so Refinanced; or

          (j) Liens on assets of Telemundo Holdings or any Restricted Subsidiary securing Indebtedness in an aggregate amount not to exceed $10 million.

          Section 10.17. Limitation on Sale/Leaseback Transactions.
                         -----------------------------------------

          Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless (i) Telemundo Holdings or such Restricted Subsidiary would be
(A) in compliance with Section 10.11 immediately after giving effect to such Sale/Leaseback Transaction and (B) entitled to create a Lien on such property securing the Attributable Debt with respect to such Sale/Leaseback Transaction without securing the Notes pursuant to Section 10.16, (ii) the net proceeds received by Telemundo Holdings or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair market value (as determined by the Board of Directors) of such property and (iii) Telemundo Holdings or such Restricted Subsidiary applies the proceeds of such transaction in compliance with Section 10.15.

          Section 10.18. Limitation on Asset Swaps.
                         -------------------------

          Telemundo Holdings will not, and will not permit any Restricted Subsidiary to, engage in any Asset Swaps, unless:

          (i) at the time of entering into the agreement with respect thereto and immediately after giving effect to the proposed Asset Swap, no Default shall have occurred and be continuing;

          (ii) the respective fair market values of the Productive Assets (to be determined in good faith by the Board of Directors of Telemundo Holdings and to be evidenced by a resolution of such Board of Directors set forth in an Officer's Certificate delivered to the Trustee) being purchased and sold by Telemundo Holdings or any Restricted Subsidiary are substantially the same at the time of entering into such agreement; and

          (iii) the cash payments, if any, received by Telemundo Holdings or such Restricted Subsidiary in connection with such Asset Swap are treated as Net Available Cash received from an Asset Disposition.

          Section 10.19. Limitation on Restrictions on Distributions from
                         ------------------------------------------------
                         Restricted Subsidiaries.
                         -----------------------

          Telemundo Holdings shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock to Telemundo Holdings or a Restricted Subsidiary or pay any Indebtedness owed to Telemundo Holdings, (b) to make any loans or advances to Telemundo Holdings or (c) to transfer any of its property or assets to Telemundo Holdings, except: (i) any Permitted Restriction; (ii) any encumbrance or restriction pursuant to any agreement in effect at or entered into on the date of this Indenture as such agreement is in effect on such date; (iii) any encumbrance or restriction with respect to a Person pursuant to an agreement relating to any Indebtedness Incurred by such Person prior to the date on which such Person became a Restricted Subsidiary and not Incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary; (iv) any encumbrance or restriction pursuant to an agreement effecting Refinancing Indebtedness Incurred pursuant to an agreement referred to in clause (ii) or (iii) above or this clause (iv) or contained in any amendment to an agreement referred to in clause (ii) or (iii) above or this clause (iv); provided, however, that the encumbrances and restrictions with respect to any such Restricted Subsidiary contained in any such refinancing agreement or amendment are no less favorable to the Holders in any material respect as determined in good faith by the Board of Directors of Telemundo Holdings than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such agreements; (v) any such encumbrance or restriction (A) consisting of customary non-assignment provisions in leases to the extent such provisions restrict the subletting, assignment or transfer of the lease or the property leased thereunder or in purchase money financings or (B) by virtue of any Indebtedness, transfer, option or right with respect to, or any Lien on, any property or assets of Telemundo Holdings or any Restricted Subsidiary not otherwise prohibited by this Indenture; (vi) in the case of clause (c) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; (vii) encumbrances or restrictions imposed by operation of any applicable law, rule, regulation or order; (viii) any restriction with respect to assets imposed pursuant to an agreement entered into for the sale or disposition of such assets pending the closing of such sale or disposition; (ix) customary non-assignment provisions in licenses of intellectual property entered into in the ordinary course of business (including programming agreements) and in Local Marketing Agreements; (x) Capital Lease Obligations that are otherwise permitted hereunder; provided, however, that such encumbrance or restriction does not extend to any property other than that subject to the underlying lease; (xi) any restriction imposed by Liens permitted under this Indenture; and (xii) any encumbrance or restriction relating to an agreement relating to the acquisition of assets or property so long as such encumbrances and restrictions relate solely to the assets so acquired (and any improvements thereon).

          Section 10.20. Limitation on the Sale or Issuance of Capital Stock of
                         ------------------------------------------------------
                         Restricted Subsidiaries.
                         -----------------------

          Telemundo Holdings shall not sell or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue or sell or otherwise dispose of any shares of its Capital Stock except (i) to Telemundo Holdings or a Wholly Owned Restricted Subsidiary; (ii) directors' qualifying shares or shares required by applicable law to be held by a person other than Telemundo Holdings or a Restricted Subsidiary; (iii) the sale of all of the Capital Stock of a Restricted Subsidiary in accordance with Section 10.15; (iv) in the case of issuance of Capital Stock by a non-Wholly Owned Restricted Subsidiary if, after giving effect to such issuance, such Restricted Subsidiary remains a Restricted Subsidiary; or (v) shares of Capital Stock in any Restricted Subsidiary the assets of which are limited to a low-power television station, the station license therefor and assets directly related thereto.

          Section 10.21. Compliance Certificates and Opinions.
                         ------------------------------------

          Upon any application or request by Telemundo Holdings to the Trustee to take any action under any provision of this Indenture, Telemundo Holdings will furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 10.22. Amendment of Affiliation Agreement.
                         ----------------------------------

          Telemundo Holdings shall not amend the Affiliation Agreement except in a manner that the Board of Directors of Telemundo Holdings determines in good faith is not materially adverse to Telemundo Holdings (such determination of the Board of Directors of Telemundo Holdings to include the affirmative vote of at least two members who have been designated as independent directors pursuant to the Stockholders' Agreement). Such determination shall be evidenced in a Board Resolution delivered to the Trustee.

          Section 10.23. Calculation of Original Issue Discount.
                         --------------------------------------

          Telemundo Holdings shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by Telemundo Holdings with the Internal Revenue Service and the Holders of the Notes relating to original issue discount including, without limitation, Form 1099-OID or any successor form.

                                 ARTICLE ELEVEN

                           SATISFACTION AND DISCHARGE

          Section 11.01. Satisfaction and Discharge of Indenture.
                         ---------------------------------------

          The Indenture will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when: (i) either (a) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid) have been delivered to the Trustee for cancellation or (b) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable, will become due and payable within one year or are to be called for redemption within one year under irrevocable arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee and Telemundo Holdings has irrevocably deposited or caused to be deposited with the Trustee an amount in United States dollars sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for the Accreted Value of, premium, if any, and interest to the date of deposit or maturity or redemption date; (ii) Telemundo Holdings has paid or caused to be paid all other sums then due and payable under the Indenture by Telemundo Holdings; and (iii) Telemundo Holdings has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Telemundo Holdings to the Trustee under Sections 4.05 and 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause
(1)(b) of this Section 11.01, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 10.03 shall survive.

          Section 11.02. Application of Trust Money.
                         --------------------------

          Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including Telemundo Holdings acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the Accreted Value of, premium, if any, and interest on the Notes for whose payment such money has been deposited with the Trustee.

          Any money deposited with the Trustee or any Paying Agent, or then held by Telemundo Holdings, in trust for the payment of the principal or Accreted Value of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal or Accreted Value, premium, if any, or interest has become due and payable shall be paid to Telemundo Holdings upon receipt of a Telemundo Holdings Request therefor, or (if then held by Telemundo Holdings) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to Telemundo Holdings for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Telemundo Holdings as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of Telemundo Holdings cause to be published once, at the option of Telemundo Holdings in The New York Times or The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to Telemundo Holdings.

                                 ARTICLE TWELVE

                                   REDEMPTION

          Section 12.01. Notices to the Trustee.
                         ----------------------

          If Telemundo Holdings elects to redeem Notes pursuant to Section 2 of the Initial Notes or the Exchange Notes, it shall notify the Trustee of the Redemption Date and principal amount of Notes to be redeemed. Telemundo Holdings shall notify the Trustee of any redemption at least 45 days before the Redemption Date (unless a shorter period is acceptable to the Trustee) by an Officers' Certificate, stating that such redemption will comply with the provisions hereof and of the Notes.

          Section 12.02. Selection of Notes To Be Redeemed.
                         ---------------------------------

          In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not then listed on a national securities exchange (or if the Notes are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Notes of a principal amount at maturity of $1,000 or less shall be redeemed in part. The Trustee shall promptly notify Telemundo Holdings and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount at maturity thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

          Section 12.03. Notice of Redemption.
                         --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at the address of such Holder appearing in the Note Register maintained by the Registrar. All notices of redemption shall identify the Notes to be redeemed and shall state:

          (a) the Redemption Date;

          (b) the Redemption Price and the amount of accrued and unpaid interest, if any, to be paid;

          (c) that, unless Telemundo Holdings defaults in making the redemption payment, Accreted Value on Notes called for redemption ceases to increase, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price plus unpaid interest on the Notes through the Redemption Date, upon surrender to the Paying Agent of the Notes redeemed;

          (d) if any Note is to be redeemed in part, the portion of the principal amount at maturity (equal to $1,000 or any integral multiple thereof) of such Note to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Note to the Paying Agent, a new Note or Notes in the aggregate Accreted Value and principal amount at maturity equal to the unredeemed portion thereof will be issued without charge to the Noteholder;

          (e) that Notes called for redemption other than a Global Note must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent; and

          (f) the CUSIP or ISIN number, if any, relating to such Notes.

          Notice of redemption of Notes to be redeemed at the election of Telemundo Holdings shall be given by Telemundo Holdings or, at Telemundo Holdings' written request, by the Trustee in the name and at the expense of Telemundo Holdings.

          Section 12.04. Effect of Notice of Redemption.
                         ------------------------------

          Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Notes called for redemption shall be paid at the Redemption Price plus accrued interest, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates referred to in the Notes.

          Section 12.05. Deposit of Redemption Price.
                         ---------------------------

          On or prior to any Redemption Date, Telemundo Holdings shall deposit with the Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and any accrued interest on, all the Notes or portions thereof which are to be redeemed on that date, other than Notes or portions thereof called for redemption on that date which have been delivered by Telemundo Holdings to the Trustee for cancellation. The Trustee or the Paying Agent shall promptly return to Telemundo Holdings any money deposited with the Trustee or the Paying Agent by Telemundo Holdings in excess of the amounts necessary to pay the Redemption Price of all Notes to be redeemed.

          If Telemundo Holdings complies with the preceding paragraph, then, unless Telemundo Holdings defaults in the payment of such Redemption Price, Accreted Value or interest on the Notes to be redeemed will cease to increase or accrue, as the case may be, on and after the applicable Redemption Date, whether or not such Notes are presented for payment, and the Holders of such Notes shall have no further rights with respect to such Notes except for the right to receive the Redemption Price, plus unpaid interest, if any, on the Notes through the Redemption Date, upon surrender of such Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Accreted Value, premium, if any, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate provided in the Notes.

          Section 12.06. Notes Redeemed or Purchased in Part.
                         -----------------------------------

          Upon surrender to the Paying Agent of a Note which is to be redeemed in part, Telemundo Holdings shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate Accreted Value and principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Note so surrendered that is not redeemed.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first written above.

                                      TELEMUNDO HOLDINGS, INC.

                                          /s/ Vincent L. Sadusky
                                          --------------------------------------
                                          Name: Vincent L. Sadusky
                                          Title: C.E.O. and Treasurer


                                      THE BANK OF NEW YORK,
                                           as Trustee

                                      By: /s/ Robert A. Massimillo
                                          --------------------------------------
                                          Name: Robert A. Massimillo
                                          Title: Vice President

                                                                     EXHIBIT A-1
                                                                     -----------

                                 [FORM OF NOTE]

          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO HOLDINGS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER HEREOF THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO THE SELLER OR ITS SUBSIDIARIES, (II) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE OF THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

          THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, DETERMINATION OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THE NOTES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF THE ISSUER AT THE ADDRESS SET FORTH ON THE REVERSE OF THIS NOTE.

                                     A-1-1

                            TELEMUNDO HOLDINGS, INC.

                                -----------------

               11 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES C

CUSIP No.
No. ___________                                            $


          Telemundo Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (herein called "Telemundo Holdings," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _______________ Dollars on August 15, 2008, at the office or agency of Telemundo Holdings referred to below. The Notes are general unsecured senior obligations of Telemundo Holdings and will mature on August 15, 2008. The Notes will accrete at a rate of 11 1/2% per annum to 100% of the principal amount at maturity by August 15, 2003. No cash interest will accrue on the Notes prior to August 15, 2003. Cash interest will accrue on the Notes at the rate per annum shown above from August 15, 2003, or from the most recent date to which interest has been paid or provided for, payable semi-annually on February 15 and August 15 of each year commencing February 15, 2004 (each, an "Interest Payment Date") to Holders of record on the close of business on February 1 or August 1 immediately preceding the Interest Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 and August 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Note will be made at the office or agency of Telemundo Holdings maintained for that purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Telemundo Holdings as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of Telemundo Holdings by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

                                     A-1-2

          IN WITNESS WHEREOF, Telemundo Holdings has caused this instrument to be duly executed.

Dated:                                  TELEMUNDO HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/2% Senior Discount Notes Due 2008, Series C, referred to in the within-mentioned Indenture.

Dated:                                  THE BANK OF NEW YORK,
                                             as Trustee

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                     A-1-3

                                [REVERSE OF NOTE]

          1. Indenture. This Note is one of a duly authorized issue of Notes of
             ---------
Telemundo Holdings designated as its 11 1/2% Senior Discount Notes Due 2008, Series C (herein called the "Initial Notes"). The Notes are issued under an indenture (herein called the "Indenture") dated as of August 10, 2001, between Telemundo Holdings and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture). Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Telemundo Holdings, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes include the Initial Notes, as well as the Private Exchange Notes and the Unrestricted Notes (including the Exchange Notes referred to below), issued in exchange for the Initial Notes and the 1998 Notes pursuant to the Registration Rights Agreement. The aggregate principal amount at maturity of the Notes which may be authenticated and delivered under this Indenture is limited to $131,162,000 aggregate principal amount at maturity plus up to $218,838,000 aggregate principal amount at maturity of the 1998 Notes exchanged for Exchange Notes pursuant to the Registration Rights Agreement (up to a maximum, collectively, of $350,000,000 aggregate principal amount at maturity), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Indenture. The Initial Notes, the Private Exchange Notes and the Unrestricted Notes are treated as a single class of securities under the Indenture.

          All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to this Indenture and the TIA for a statement of such terms.

          No reference herein to this Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of Telemundo Holdings, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          2. Optional Redemption. Except as set forth in the following
             -------------------
paragraph, the Notes will not be redeemable at the option of Telemundo Holdings prior to August 15, 2003. Thereafter, the Notes will be redeemable, at Telemundo Holdings' option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

                                                                    Redemption
          Period                                                       Price
          ------                                                    -----------

          2003                                                       105.750%
          2004                                                       103.833%
          2005                                                       101.917%
          2006 and thereafter                                        100.000%

          In addition, at any time and from time to time prior to August 15, 2001, Telemundo Holdings may redeem in the aggregate up to 35% of the aggregate principal amount at maturity of the Notes with the Net

                                     A-1-4

Cash Proceeds of one or more Public Equity Offerings at a redemption price equal to 111 1/2% of their Accreted Value, plus accrued and unpaid interest, if any, at the Redemption Date; provided, however, that not less than 65% of the aggregate principal amount at maturity of Notes originally issued must remain outstanding after each such redemption.

          In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not then listed on a national securities exchange (or if the Notes are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Notes of a principal amount at maturity of $1,000 or less shall be redeemed in part. The Trustee shall promptly notify Telemundo Holdings and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount at maturity thereof to be redeemed. A new Note in Accreted Value and principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

          3. Registration Rights. Pursuant to the Registration Rights Agreement
             -------------------
by and among Telemundo Holdings and the Initial Purchasers, Telemundo Holdings will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for 11 1/2% Senior Discount Notes Due 2008, Series D, of Telemundo Holdings (herein called the "Exchange Notes"), which have been registered under the Securities Act, in like principal amount at maturity and Accreted Value and having identical terms as the Notes (other than as set forth in this paragraph). The Holders of Notes shall be entitled to receive certain liquidated damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          4. Offers to Purchase. Sections 10.10 and 10.15 of the Indenture
             ------------------
provide that upon the occurrence of a Change of Control and following certain Asset Dispositions, and subject to certain conditions and limitations contained therein, Telemundo Holdings shall make an offer to purchase all or a portion of the Notes in accordance with the procedures set forth in this Indenture.

          5. Defaults and Remedies. If an Event of Default occurs and is
             ---------------------
continuing, the Accreted Value of all of the Outstanding Notes, plus all accrued and unpaid interest, if any, to and including the date the Notes are paid, may be declared due and payable in the manner and with the effect provided in this Indenture.

          6. Defeasance. The Indenture contains provisions (which provisions
             ----------
apply to this Note) for defeasance at any time of (a) the entire indebtedness of Telemundo Holdings on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by Telemundo Holdings with certain conditions set forth therein.

          7. Amendments and Waivers. The Indenture permits, with certain
             ----------------------
exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of Telemundo Holdings and the rights of the Holders under the Indenture at any time by Telemundo Holdings and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount at maturity of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages of the principal amount at maturity of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by Telemundo Holdings with certain provisions of the Indenture and certain past Defaults under the Indenture and this Note and their consequences. Any such consent or waiver by or on behalf of the Holder of the Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                                     A-1-5

          8. Denominations, Transfer and Exchange. The Notes are issuable only
             ------------------------------------
in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount at maturity and Accreted Value of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of Telemundo Holdings, upon surrender of this Note for registration of transfer at the office or agency of Telemundo Holdings maintained for such purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Telemundo Holdings as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Telemundo Holdings and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount at maturity and Accreted Value, will be issued to the designated transferee or transferees.

          No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but Telemundo Holdings may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          9. Persons Deemed Owners. Prior to and at the time of due presentment
             ---------------------
of this Note for registration of transfer, Telemundo Holdings, the Trustee and any agent of Telemundo Holdings or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither Telemundo Holdings, the Trustee nor any agent shall be affected by notice to the contrary.

          10. Governing Law. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY,
              -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Telemundo Holdings will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to:
TELEMUNDO HOLDINGS, INC., c/o Telemundo Group, Inc., 2290 West 8th Avenue, Hialeah, Florida 33010, Attention: Glenn Dryfoos, Esq.

                                      A-1-6

                                 ASSIGNMENT FORM

If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

--------------------------------------------------------------------------------

(Insert assignee's social security or tax ID number)
                                                    ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------

agent to transfer this Note on the books of Telemundo Holdings. The agent may substitute another to act for such agent.

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date two years (or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereunder) after the later of the original issuance date appearing on the face of this Note (or any predecessor Note) or the last date on which Telemundo Holdings or any Affiliate of Telemundo Holdings was the owner of this Note (or any predecessor Note), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                   [Check One]
                                    ---------

[_] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or
                                       --

[_] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked and, in the case of (b) above, if the appropriate document is not attached or otherwise furnished to the Trustee, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.16 and Section
3.17 of this Indenture shall have been satisfied.

--------------------------------------------------------------------------------

                                     A-1-7

Date:                           Your signature:
     ----------------------                    ---------------------------------
                                                (Sign exactly as your name
                                                appears on the other side of
                                                this Note)

                                                By:
                                                   -----------------------------
                                                     NOTICE:  To be executed
                                                     by an executive officer


Signature Guarantee:
                     -----------------------------------------------------------

                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Telemundo Holdings as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------------------------------   -----------------------------------------
                                       NOTICE:  To be executed by
                                       an executive officer

                                     A-1-8

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Note purchased by Telemundo Holdings pursuant to Section 10.10 or 10.15 of the Indenture, check the appropriate box:

     Section 10.10 [ ]                          Section 10.15 [ ]

          If you wish to have a portion of this Note purchased by Telemundo Holdings pursuant to Section 10.10 or 10.15 of the Indenture, state the amount:

$
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date:                         Your signature:
     ---------------------                   -----------------------------------
                                             (Sign exactly as your name appears
                                             on the other side of this Note)

                                             By:
                                                --------------------------------
                                                NOTICE:  To be executed
                                                by an executive officer


Signature Guarantee: ____________________


                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-9

                                                                     EXHIBIT A-2
                                                                     -----------

                            TELEMUNDO HOLDINGS, INC.

                                -----------------

                11 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES D

CUSIP No.

No. ___________                                                         $


          Telemundo Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (herein called "Telemundo Holdings," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _______________ Dollars on August 15, 2008, at the office or agency of Telemundo Holdings referred to below. The Notes are general unsecured senior obligations of Telemundo Holdings and will mature on August 15, 2008. The Notes will accrete at a rate of 11 1/2% per annum to 100% of the principal amount at maturity by August 15, 2003. No cash interest will accrue on the Notes prior to August 15, 2003. Cash interest will accrue on the Notes at the rate per annum shown above from August 15, 2003, or from the most recent date to which interest has been paid or provided for, payable semi-annually on February 15 and August 15 of each year, commencing February 15, 2004 (each, an "Interest Payment Date"), to Holders of record at the close of business on February 1 or August 1 immediately preceding the Interest Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 and August 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Note will be made at the office or agency of Telemundo Holdings maintained for that purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Telemundo Holdings as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of Telemundo Holdings by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

                                     A-2-1

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

                                     A-2-2

          IN WITNESS WHEREOF, Telemundo Holdings has caused this instrument to be duly executed.

Dated:                                  TELEMUNDO HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/2% Senior Discount Notes Due 2008, Series D, referred to in the within-mentioned Indenture.

Dated:                                  THE BANK OF NEW YORK,
                                             as Trustee

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                     A-2-3

                                [REVERSE OF NOTE]

          1. Indenture. This Note is one of a duly authorized issue of Notes of
             ---------
Telemundo Holdings designated as its 11 1/2% Senior Discount Notes Due 2008, Series C (herein called the "Initial Notes"). The Notes are issued under an indenture (herein called the "Indenture") dated as of August 10, 2001, between Telemundo Holdings and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture). Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Telemundo Holdings, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes include the Initial Notes, as well as the Private Exchange Notes and the Unrestricted Notes (including the Exchange Notes referred to below), issued in exchange for the Initial Notes and the 1998 Notes pursuant to the Registration Rights Agreement. The aggregate principal amount at maturity of the Notes which may be authenticated and delivered under this Indenture is limited to $131,162,000 aggregate principal amount at maturity plus up to $218,838,000 aggregate principal amount at maturity of the 1998 Notes exchanged for Exchange Notes pursuant to the Registration Rights Agreement (up to a maximum, collectively, of $350,000,000 aggregate principal amount at maturity), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Indenture. The Initial Notes, the Private Exchange Notes and the Unrestricted Notes are treated as a single class of securities under the Indenture.

          All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms.

          No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of Telemundo Holdings, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          2. Optional Redemption. Except as set forth in the following
             -------------------
paragraph, the Notes will not be redeemable at the option of Telemundo Holdings prior to August 15, 2003. Thereafter, the Notes will be redeemable, at Telemundo Holdings' option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

                                                                    Redemption
          Period                                                     Price
          ------                                                   -----------
          2003                                                      105.750%
          2004                                                      103.833%
          2005                                                      101.917%
          2006 and thereafter                                       100.000%

          In addition, at any time and from time to time prior to August 15, 2001, Telemundo Holdings may redeem in the aggregate up to 35% of the aggregate principal amount at maturity of the Notes with the Net

                                     A-2-4

Cash Proceeds of one or more Public Equity Offerings at a redemption price equal to 111 1/2% of their Accreted Value at the Redemption Date; provided, however, that not less than 65% of the aggregate principal amount at maturity of Notes originally issued must remain outstanding after each such redemption.

          In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not then listed on a national securities exchange (or if the Notes are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Notes of a principal amount at maturity of $1,000 or less shall be redeemed in part. The Trustee shall promptly notify Telemundo Holdings and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount at maturity thereof to be redeemed. A new Note in Accreted Value and principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

          3. Offers to Purchase. Sections 10.10 and 10.15 of the Indenture
             ------------------
provide that upon the occurrence of a Change of Control and following certain Asset Dispositions, and subject to certain conditions and limitations contained therein, Telemundo Holdings shall make an offer to purchase all or a portion of the Notes in accordance with the procedures set forth in the Indenture.

          4. Defaults and Remedies. If an Event of Default occurs and is
             ---------------------
continuing, the Accreted Value of all of the Outstanding Notes, plus all accrued and unpaid interest, if any, to and including the date the Notes are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

          5. Defeasance. The Indenture contains provisions (which provisions
             ----------
apply to this Note) for defeasance at any time of (a) the entire indebtedness of Telemundo Holdings on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by Telemundo Holdings with certain conditions set forth therein.

          6. Amendments and Waivers. The Indenture permits, with certain
             ----------------------
exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of Telemundo Holdings and the rights of the Holders under the Indenture at any time by Telemundo Holdings and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount at maturity of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages of the principal amount at maturity of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by Telemundo Holdings with certain provisions of the Indenture and certain past Defaults under the Indenture and this Note and their consequences. Any such consent or waiver by or on behalf of the Holder of the Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          7. Denominations, Transfer and Exchange. The Notes are issuable only
             ------------------------------------
in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount at maturity and Accreted Value of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of Telemundo Holdings, upon surrender of this Note for registration of transfer at the office or agency of Telemundo Holdings maintained for such purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Telemundo Holdings as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in

                                     A-2-5
form satisfactory to Telemundo Holdings and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount at maturity and Accreted Value, will be issued to the designated transferee or transferees.

          No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but Telemundo Holdings may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          8. Persons Deemed Owners. Prior to and at the time of due presentment
             ---------------------
of this Note for registration of transfer, Telemundo Holdings, the Trustee and any agent of Telemundo Holdings or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither Telemundo Holdings, the Trustee nor any agent shall be affected by notice to the contrary.

          9. Governing Law. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY,
             -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Telemundo Holdings will furnish to any Holder of a Note upon written request and without charge a copy of this Indenture. Requests may be made to:
TELEMUNDO HOLDINGS, INC., c/o Telemundo Group, Inc., 2290 West 8th Avenue, Hialeah, Florida 33010, Attention: Glenn Dryfoos, Esq.

                                     A-2-6

                                 ASSIGNMENT FORM

If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

--------------------------------------------------------------------------------

(Insert assignee's social security or tax ID number)
                                                    ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------

agent to transfer this Note on the books of Telemundo Holdings. The agent may substitute another to act for such agent.

Date:                         Your signature:
       ---------------------                  ----------------------------------
                                              (Sign exactly as your name appears
                                              on the other side of this Note)

                                              By:
                                                 -------------------------------
                                                  NOTICE:  To be executed
                                                  by an executive officer


Signature Guarantee:___________________________

                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-7

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Note purchased by Telemundo Holdings pursuant to Section 10.10 or 10.15 of the Indenture, check the appropriate box:

          Section 10.10 [ ]             Section 10.15 [ ]

          If you wish to have a portion of this Note purchased by Telemundo Holdings pursuant to Section 10.10 or 10.15 of the Indenture, state the amount:

$
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date:                         Your signature:
      ----------------------                  ----------------------------------
                                              (Sign exactly as your name appears
                                              on the other side of this Note)

                                              By:
                                                 -------------------------------
                                                  NOTICE:  To be executed
                                                  by an executive officer


Signature Guarantee:____________________

                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-8

                                                                       EXHIBIT B
                                                                       ---------

                    FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

          Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO HOLDINGS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C
                                                                       ---------

                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                            ------------------------

The Bank of New York
101 Barclay Street
New York, New York  10286

          Re: Telemundo Holdings, Inc. ("Telemundo Holdings") 11 1/2% Senior Discount Notes Due 2008 (the "Securities")
               ------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $[ ] aggregate principal amount at maturity of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

          (5) we have advised the transferee of the transfer restrictions applicable to the Securities;

          (6) if the circumstances set forth in Rule 904(b) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold during the distribution compliance period specified in Rule 903 of Regulation S; pursuant to registration of the Securities under the Securities Act; or pursuant to an available exemption from the registration requirements under the Securities Act; and

          (7) if the sale is made during a distribution compliance period and the provisions of Rule 903 are applicable thereto, we confirm that such sale has been made in accordance with such provisions.

          You and Telemundo Holdings are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Transferor]


                                        By:
                                            ------------------------------------
                                            Authorized Signature

                                      C-2